        ANNUAL REPORT
----------------------------------
August 31, 1997




NEUBERGER&BERMAN
EQUITY FUNDS-Registered Trademark-


Neuberger&Berman
      FOCUS FUND

Neuberger&Berman
      GENESIS FUND

Neuberger&Berman
      GUARDIAN FUND

Neuberger&Berman
      INTERNATIONAL FUND

Neuberger&Berman
      MANHATTAN FUND

Neuberger&Berman
      PARTNERS FUND

Neuberger&Berman
      SOCIALLY RESPONSIVE FUND

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                                 A-4

    PORTFOLIO COMMENTARY
Focus Fund                                            A-6
Genesis Fund                                          A-9
Guardian Fund                                        A-12
International Fund                                   A-15
Manhattan Fund                                       A-18
Partners Fund                                        A-21
Socially Responsive Fund                             A-24

    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A $10,000 INVESTMENT
Focus Fund                                            B-2
Genesis Fund                                          B-3
Guardian Fund                                         B-4
International Fund                                    B-5
Manhattan Fund                                        B-6
Partners Fund                                         B-8
Socially Responsive Fund                              B-9

    FINANCIAL STATEMENTS                             B-10

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Fund                                           B-21
Genesis Fund                                         B-22
Guardian Fund                                        B-23
International Fund                                   B-24
Manhattan Fund                                       B-25
Partners Fund                                        B-26
Socially Responsive Fund                             B-27

    REPORT OF INDEPENDENT ACCOUNTANTS/AUDITORS       B-31

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                      B-33
Genesis Portfolio                                    B-35
Guardian Portfolio                                   B-39
International Portfolio                              B-42
Manhattan Portfolio                                  B-49
Partners Portfolio                                   B-51
Socially Responsive Portfolio                        B-54

    FINANCIAL STATEMENTS                             B-58

    FINANCIAL HIGHLIGHTS                             B-74

    REPORT OF INDEPENDENT ACCOUNTANTS/AUDITORS       B-78

    DIRECTORY                                         C-1

    OFFICERS AND TRUSTEES                             C-2

CHAIRMAN'S LETTER                                               October 17, 1997

Dear Fellow Shareholder,
  Despite sharp corrections in March, early April, and again in late July-August, the stock market continued its historic advance with the Standard & Poor's "500" Index returning 14.78% and 40.73%, respectively, for the six- and twelve-month periods concluding August 31, 1997. In August, the blue chip growth stocks, which outpaced virtually every other sector for the last two and a half years, surrendered market leadership to large-cap value stocks, and small- and mid-cap stocks in general.
  Driven by the exceptional performance of a relative handful of the Index's largest stocks, the S&P "500" has materially out-performed broader market indices and most active equities managers in recent years. This changed rather suddenly in August, with the S&P (and the Dow Jones Industrial Average -- another rather narrow large-cap stock index) bearing the brunt of the market correction. Is this dramatic change in market leadership a temporary phenomena or a major shift in investor focus? We believe the answer lies in valuations.
  In an article titled "Cautionary Tale of Index Fund Dangers" published in the July 23, 1997 edition of THE WALL STREET JOURNAL, our own Kent Simons, co-manager of the Neuberger&Berman Guardian and Focus Portfolios, addressed the valuation issue. Kent highlighted eight high-quality companies in the Guardian Portfolio that could theoretically be purchased in their entirety for less than the then $169.35 billion market capitalization of Coca-Cola. These eight companies are projected to have combined 1997 earnings of $12.4 billion compared to the $4.1 billion consensus earnings estimate for Coke. Although Coca-Cola was growing earnings at a higher rate than the average of Kent's eight companies, at its annual growth rate of 18%, it would take Coke nearly seven years to equal these companies' current projected 1997 earnings. The moral of the story is that while Coca-Cola is a terrific company, its valuation may have become excessive relative to many other equally fine companies. We believe the same can be said for a number of the other growth stock giants that have had such a disproportionate influence on the performance of the capitalization-weighted

S&P "500." Going forward, if investors are once again focusing on fundamentals, active, value-oriented managers will be competing on a much more level playing field with the indexers.
  We are proud of Neuberger&Berman's value heritage. But, we have also made a major commitment to growth stock investing. The recent addition of Jennifer Silver and Brooke Cobb, who are leading Neuberger&Berman, LLC's new growth stock group and serving as co-managers of the Manhattan Portfolio, is an important step in enhancing our growth stock research and management capabilities. Jennifer comes to us from Putnam Investments, Inc., where she co-managed the $3.5 billion Putnam Vista Fund. Brooke is also a Putnam veteran and the former Chief Investment Officer of Bainco International Investors. I urge you to read the Manhattan shareholder letter (included in this Annual Report), in which Jennifer and Brooke detail their innovative growth-oriented investment discipline.
  In closing, we thank you for your confidence in our investment skills. We remain dedicated to helping you achieve your long-term financial objectives through our diversified value and growth stock portfolios.

Sincerely,
/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Funds

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Fund

   THE MANAGEMENT TEAM OF KENT SIMONS AND KEVIN RISEN EMPLOY A SECTOR-SPECIFIC APPROACH TO SHAPING THE PORTFOLIO. FIRST, THEY IDENTIFY SIX ECONOMIC SECTORS (OUT OF A POSSIBLE 13) THEY BELIEVE TO BE MOST UNDERVALUED. THEY THEN FOCUS ON WELL MANAGED, FINANCIALLY SOUND INDUSTRY LEADERS IN EACH CHOSEN ECONOMIC SECTOR. THE PORTFOLIO MANAGEMENT TEAM FAVORS COMPANIES WITH ABOVE MARKET AVERAGE EARNINGS GROWTH POTENTIAL TRADING AT BELOW MARKET AVERAGE PRICE/EARNINGS MULTIPLES.

  For the fiscal six- and twelve-month periods ended August 31, 1997, Focus Fund returned 17.96% and 43.92%, respectively, versus the Standard & Poor's "500" Index's 14.78% and 40.73% gains over the same periods (see page B-2 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  Our portfolio holdings in the financial services sector (banking, finance, insurance, and investment companies), performed well with Merrill Lynch and Travelers Group at the top of the list. Our technology investments were also productive with Applied Materials and Compaq the stars of the show. Investments in heavy industry and media/ entertainment companies lagged. We have reduced our exposure in the heavy industry sector and completely eliminated our positions in media/entertainment to focus our assets in groups we believe have better prospects in the fiscal year ahead.
  One of the premises of value investing is that over the long term, the stock market is a rational animal and that stock prices will ultimately reflect the underlying economic value of companies. Over the short term, the market and individual stock prices are influenced by investor emotion, fad, fashion and momentum. Human nature being what it is, relatively few investors -- amateur or professional -- rush out to buy stocks that have not been doing well. More often, investors are inclined to do today what they should have done two years ago. Which brings us to the subject of indexing.
  The S&P "500" has been a very tough hurdle for active managers over the last several years. S&P returns have been enhanced by the

----------------------------------------------------------------------
          Focus Fund (Cont'd)
exceptional performance of a relative handful of the large-cap growth stocks that heavily influence this capitalization weighted index. For example, in the first six months of calendar 1997, the largest 30 companies in the S&P (just 6% of the 500 stocks in the index), represented approximately 34% of the index's weighting and contributed about 52% of its total performance. The better these stocks do, the heavier their weighting in the index. Consequently, a greater percentage of every dollar put in an S&P "500" index fund goes into these stocks, creating a snowball effect. The end result are valuations that defy economic reality.
  In August, a degree of sanity reappeared. Following cautions of modest earnings slowdowns from Coca-Cola and Gillette, there was a sharp correction in many of the large-cap growth "darlings" that have been propelling S&P "500" returns over the last several years.
  Investors seemed to wake up and ask themselves if they really wanted to pay 30-40 times earnings for these stocks when they could buy other fine companies with excellent earnings prospects for much lower multiples. This, of course, is music to our ears. If we are entering a period in which fundamentals once again matter, we believe the S&P "500" will be a much easier target for value-oriented investors like ourselves.
  We have had significant exposure to bank stocks for several years. The group has performed well, raising the issue of whether we can still fairly categorize the banks as an out-of-favor industry. We consider industries and individual stocks to be out-of-favor when we believe valuations do not adequately reflect superior earnings growth and return on equity prospects. Let's use CITICORP as an example. CITICORP is the most global and diverse money center bank, and in our opinion, the best positioned to produce consistently strong revenue gains. Management has set a goal of increasing return on equity to 18%, well above the market average. While we can't predict what management will do in the future, net earnings could advance in the 10%-12% annual range if the company continues to use excess cash flow to buy back stock (CITICORP has repurchased 70 million shares for $5.8 billion since mid-1995). Yet, at the close of this reporting period,

----------------------------------------------------------------------
          Focus Fund (Cont'd)
CITICORP stock was trading at about 16 times trailing 12 month earnings and about 15 times our 1997 earnings estimate. In CITICORP, we have a company with above market average earnings growth and return on equity potential selling at a below market average multiple. We don't fall in love with stocks forever, and if CITICORP fails to live up to our fundamental expectations, or if we think it has become fully valued, we will respond. However, today, we still think it is a bargain.
  In closing, we are pleased to have exceeded our S&P "500" benchmark in fiscal 1997 and even more delighted the market appears poised to more adequately recognize fundamental value. We look forward to serving you in the year ahead.

Sincerely,

       /s/ Kent Simons                 /s/ Kevin Risen
         Kent Simons                     Kevin Risen

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. No single holding of Focus Fund makes up more than a small fraction of the Portfolio's total assets. Prior to November 1, 1991, the investment policies of Focus required that it invest a substantial portion of its assets in the energy field. While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Fund

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING-EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THE MANAGERS BELIEVE THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING HAS TRANSLATED INTO A PORTFOLIO WITH FAVORABLE RISK/ REWARD CHARACTERISTICS.

  For the fiscal six- and twelve-month periods ended August 31, 1997, Genesis Fund returned 28.94% and 44.32%, respectively. This compares to the Russell 2000-Registered Trademark- Index's gains of 18.53% and 28.96%, respectively, over the same time periods (see page B-3 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  As the performance results reflect, we've had a terrific year. Our investments in aerospace components, energy, oil services, and regional bank stocks were among the leaders in the performance parade, but many other industry group selections marched smartly ahead as well. Disappointments have come not from any particular industry groups, but rather individual companies that have not lived up to earnings expectations. NN Ball & Roller, a niche ball bearing manufacturer with extensive business in the Pacific Rim, was a casualty of the economic problems plaguing many of the Asian "Tiger" nations. Lawter International, a specialty chemical company, suffered from slackening demand for its products and an unanticipated earnings shortfall.
  The Portfolio still has a significant weighting in the aerospace components group -- the companies that supply parts to Boeing and the other major commercial airplane builders. We believe we are only midway through an extended commercial aerospace boom. Boeing has ramped up production and new orders remain strong. Due to improving demand from Boeing and others, component suppliers are experiencing significant volume growth, which should translate into expanding profit margins and accelerating earnings.
  The oil patch is still vibrant. Oil prices have stabilized, the much ballyhooed natural gas bubble appears to have evaporated, and the percentage of "shut-in" production -- reserves instantly accessible to

----------------------------------------------------------------------
          Genesis Fund (Cont'd)
satisfy spikes in demand -- has declined from about 30% of production in the late 1980's to just around 5% today. All this would indicate to us that energy companies are likely to continue to be poking a lot of new holes to increase production. Oil service companies, particularly drilling rig owners and operators, are major beneficiaries of strong exploration and production activity.
  We believe the prospects for selected regional bank stocks are still excellent. We are stock-pickers, not economists. However, our reading of the economy is that interest rates should trend down over the next year. This should provide a modest tailwind for bank stocks, which are generally perceived as interest rate sensitive.
  We are focusing on regional banks in geographic areas -- like the oil patch -- we believe to have stronger than average economic growth prospects. Generally, the stronger the regional economy has been, the greater the loan demand, and the better the earnings prospects for local banks.
  Finally, we are partial to regional banks with significant "goodwill" lawsuits against the federal government. During the savings and loan crisis of the 1980s, large, financially healthy S&Ls were encouraged to buy smaller ailing thrifts. In the process, a lot of goodwill was added to the rescuers' balance sheets. Bank regulators permitted this goodwill to be included in the banks' stated capital. When the full magnitude of the savings and loan crisis became apparent in the early 1990's, the government reversed its decision and required goodwill to be removed as a capital asset. This damaged the "Good Samaritan" banks' balance sheets, reducing lending capital and restraining earnings. Regional banks are now suing the government for damages. Recently, the federal judge overseeing the Golden State Bancorp versus Uncle Sam suit urged the government to settle, publicly warning the government attorneys that if he were to decide the case that day, he would be inclined to award Golden State every dollar it was asking for. Four of our regional bank stock holdings have substantial goodwill lawsuits against the government. These are profitable, well-managed banks that we like based on their own fundamental merits. While each case will be decided on its own facts, if they win their suits or get large settlements from the government, these banks will receive cash windfalls representing a significant portion of their current market capitalizations.

----------------------------------------------------------------------
          Genesis Fund (Cont'd)

  Our investment opinions on every stock in the portfolio can change on short notice. However, in our reports to shareholders, we like to briefly discuss at least one portfolio holding that we currently favor. Since we've already gone into some detail on the regional banking group, let's fill in the blanks on Bank United Corp., a Texas savings and loan. Bank United is a beneficiary of the recovery in the Texas economy, spawned in part by strength in the oil patch. It has a sizable Net Operating Loss carry forward, which will reduce its future tax bills and enhance cash flow. Bank United also has a sizable goodwill lawsuit pending against the government. In addition, we believe it will benefit from recent state legislation, which for the first time, allows Texas banks to offer home equity loans -- potentially a very profitable business. Bank United has been gearing up to enter this new market, and we expect it to hit the street running. We believe the bank has very good earnings growth potential going forward. If the company wins or favorably settles its goodwill lawsuit with the government, there would be a lot of icing on this already appetizing cake.
  In closing, we are proud of the portfolio's strong returns this year and hope to build on our performance record in the years ahead.

Sincerely,

       /s/ Judith Vale               /s/ Robert D'Alelio
         Judith Vale                   Robert D'Alelio

                             Portfolio Co-Managers

*The Russell 2000 Index is an unmanaged index generally considered to be representative of small stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. The composition, industries and holdings of the Fund are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Fund

   PORTFOLIO CO-MANAGERS KENT SIMONS AND KEVIN RISEN FOCUS ON "FIRST-RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVER-REACTION TO REAL OR PERCEIVED PROBLEMS.

  For the fiscal six- and twelve-month periods ended August 31, 1997, Guardian Fund returned 16.12% and 39.69%, respectively, versus the Standard & Poor's "500" 's 14.78% and 40.73% gains over the same periods (see page B-4 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  Our investments in the financial services industries (banking, finance, insurance and brokerage/investment management) continued to perform well with Signet Banking (bought by First Union Corp. later in the period), Travelers Group, and Merrill Lynch near the top of the charts. Our electronics holdings also did quite well, led by Teradyne. Selected technology holdings soared with Applied Materials, KLA Tencor, and Texas Instruments more than doubling in fiscal 1997. As a result, we have taken profits. Portfolio holdings in the steel, energy, and media and entertainment industries disappointed. We have eliminated our positions in steel companies and almost all of our holdings in media and entertainment, re-allocating assets to other industry groups we believe offer better value.
  Investor emotion -- particularly fear -- has a powerful short-term influence on the stock market. This was demonstrated in 1993, when investors stampeded out of drug stocks as the Clintons and Ira Magaziner were threatening to radically overhaul America's healthcare system. Investors were simply afraid to own some absolutely terrific companies. Fear created opportunity that value investors were able to take advantage of when the panic subsided and the drug group rebounded strongly. In 1996 and the first half 1997, we saw a reverse panic -- investors were afraid not to own the giant blue chip growth

----------------------------------------------------------------------
          Guardian Fund (Cont'd)
stocks. S&P "500" indexers took much of the credit (or should that be blame) for the rather incredible valuations given to the big-cap market "darlings." But, index fund investors were not the only folks driving these stocks higher. Active managers were throwing in the towel and almost regardless of their stated discipline, loading up on Coca-Cola, Gillette, GE, Procter & Gamble and a handful of the other favored few. This "if you can't beat them, join them" response has also created opportunity. We believe investors who conquered the fear of under-performing the S&P are well positioned to take advantage of a market that is now more inclined to acknowledge fundamental values.
  Another great danger created by euphoric markets is to buy "relative value." The rationale is that if XYZ stock is growing earnings at 15% and trading at a price/earnings ratio of 40, then PDQ stock, which is also growing earnings at 15% and "only" trading at 35 times earnings is a raging bargain. This is a trap we strive to avoid. To us, cheap does not mean less expensive. We want to own companies trading at a price/earnings and return on equity discounts to the market, but valuations must be sensible on an absolute basis as well. In other words, we would much rather be right than less wrong.
  We would not describe investors' current attitude on the auto industry as a panic. But, judging from the present valuations of the big three auto companies, investors seem to fear the autos are as vulnerable to a slowing economy as they were to the steeper economic downturns of the boom and bust cycles of the past. We believe this is an over-reaction. The bear case on the auto companies is that the economic expansion is long of tooth and the strength of the dollar against the yen is making Japanese products much more competitive. These concerns are, to a degree, justified. If the economy slows, a decline in vehicle demand is possible. Retail incentives -- price discounting -- are up, partially in response to Japanese competition. However, cost cutting in the industry and much improved inventory management should help cushion a fall resulting from a decelerating economy. Importantly, the domestic autos are in vastly better financial shape than they were in the last cycle. Chrysler, for example, has a cash horde of $8 billion to help see it through a period of weak demand and soft pricing. Although we can't

----------------------------------------------------------------------
          Guardian Fund (Cont'd)
predict what the company would do, some of this king's ransom could be used to help buoy stock price through dividend increases and significant share repurchases. Earnings could decline in calendar 1998, but through the cycle, we think they will make a good showing. Our substantial position in Chrysler stock is subject to change if we believe fundamentals warrant it. However, with the stock currently trading around 7.5 times our calendar 1997 earnings estimate, we think it is a long-term bargain.
  This rising market has given us the opportunity to take profits in portfolio holdings that became fairly, if not fully priced. We have also reduced or eliminated positions in several industry groups with diminishing prospects. The result is a somewhat more concentrated portfolio that we believe will enhance return potential in the year ahead.
  In closing, we are pleased with our competitive returns relative to the S&P "500" benchmark. Going forward, we welcome the challenges presented by what we believe is becoming a more selective and fundamentally disciplined market.

Sincerely,

       /s/ Kent Simons                 /s/ Kevin Risen
         Kent Simons                     Kevin Risen

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Fund are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          International Fund

   PORTFOLIO MANAGER VALERIE CHANG TAKES A VALUE APPROACH TO INTERNATIONAL EQUITIES MARKETS. AFTER ANALYZING THE POLITICAL, SOCIAL, ECONOMIC, AND STOCK MARKET ENVIRONMENTS OF COUNTRIES AROUND THE GLOBE, SHE SELECTS THOSE INTERNATIONAL INVESTMENT ARENAS BELIEVED TO OFFER THE BEST FUNDAMENTAL VALUE. THE STOCK SELECTION PROCESS IS RESEARCH INTENSIVE, FEATURING FREQUENT MEETINGS WITH CORPORATE MANAGEMENTS AND THEIR COMPETITORS IN ADDITION TO THE ANALYSIS OF INCOME STATEMENTS AND BALANCE SHEETS. THE GOAL IS TO LOOK BEYOND "THE NUMBERS" TO FIND THOSE INTERNATIONAL COMPANIES WITH THE BEST LONG-TERM INVESTMENT PROSPECTS.

  For the fiscal six- and twelve-month periods ended August 31, 1997, International Fund returned 6.46% and 24.71%, respectively, versus EAFE-Registered Trademark- Index's 6.76% and 9.36% gains over the same periods (see page B-5 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  With developed European markets slowing, Japan still sluggish, and Southeast Asia in the midst of a spiraling currency crisis, international investing has been quite challenging. The portfolio has been buoyed by strong returns from investments in Scandinavia (particularly Finland), Israel, and Latin America. Although our exposure in Thailand, Indonesia, Malaysia and the Philippines was relatively modest, portfolio holdings were hit hard in late summer as investors reacted to slower than anticipated economic growth and disarray in the currency markets.
  Our Finnish investments have been primarily in companies doing a substantial amount of business in Estonia, the Baltic states, and Russia. Through joint venturing with local firms, these companies have modernized plants and equipment, improved distribution systems, and invigorated markets. This "back-door" play on former Soviet republics via the more mature and orderly Finnish stock market has allowed us to participate in the explosive economic growth in this region with less of the risks inherent in the new and in some cases, still chaotic eastern European stock markets.
  Valuations of Israeli companies are generally restrained by international investors' concern over political risk. This has presented us with

----------------------------------------------------------------------
          International Fund (Cont'd)
the opportunity to buy some terrific companies at quite reasonable prices. In Israel, we have done quite well with our investments in a group of niche high tech companies serving a broad range of industries.
  Although they have performed quite well over the last year, we remain comfortable with our investments in Latin America. We are partial to Mexico and Argentina, where economic reform appears to be on target and corporate earnings are coming through as, or even better than expected. We believe Latin American markets in general should continue to benefit as governments privatize well run companies in essential service sectors like telecommunications, utilities, and transportation.
  The emerging markets in Southeast Asia are more problematic. Investors have been panicked by the currency crisis, which started with the Thai Baht and quickly spread to the Philippine Peso, Malaysian Ringgit, and Singapore Dollar. There is even some concern that the Hong Kong Dollar, by far the most stable currency in the region, may be vulnerable. Peering through all the dust that has been raised by the currency crisis, with the exception of Thailand, we see economies that are in decent shape, albeit not meeting the overly optimistic growth forecasts made during the speculative market peaks in 1993. We believe equities valuations in general are reasonable and there are some excellent investment opportunities. The issue at this stage is how long it will take to restore international investor confidence. We think investors will wait for currencies to stabilize and for concrete evidence these economies are regaining some momentum before jumping back in. That will take some time.
  The Japanese stock market has shown signs of life this year, but most of the good gains have come from the big exporting companies commonly known as the "Nifty Fifteen," "Sweet Sixteen," or "Seven Samurai." Recently, there has been some evidence the Japanese market is broadening. One of our most productive investments in Japan over the last year is Advantest, a mid-cap technology company that makes memory chip testing equipment. It has introduced a new chip tester that is approximately four times faster than anything on the market. The company's competition is estimated to be eighteen months behind. We

----------------------------------------------------------------------
          International Fund (Cont'd)
were able to buy Advantest stock at around 35 times earnings. That doesn't sound cheap relative to U.S. stock valuations, but it was a deep discount to the Nikkei 225's average price/earnings multiple of 55. The stock is up smartly and is no longer selling at a bargain basement price. But, we think there is still some upside left. Of course, as we do with all our portfolio companies, we will be monitoring developments at Advantest closely and be prepared to respond to any changes we see in its fundamental outlook.
  Looking ahead, we do not anticipate any major changes in regional allocation. We have been and will continue to consolidate the portfolio in response to the increasingly challenging international investment environment.
  In closing, we are pleased to have soundly beaten our performance benchmark in fiscal 1997. There are challenges ahead. We believe our value-oriented asset allocation and stock picking disciplines will continue to guide us in the right direction in the international equities markets.

Sincerely,

/s/ Valerie Chang

Valerie Chang
Portfolio Manager

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuation. The composition, industries and holdings of the Portfolio are subject to change. International Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

*The EAFE-Registered Trademark- Index is an unmanaged index of over 1,000 foreign stock prices, translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Fund

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR EXTENSIVE RESEARCH HAS REVEALED THAT THE STOCKS OF COMPANIES THAT CONSISTENTLY EXCEEDED CONSENSUS EARNINGS ESTIMATES TENDED TO BE TERRIFIC PERFORMERS. THEY SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEAT THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the fiscal six- and twelve-month periods ended August 31, 1997, Manhattan Fund returned, 15.16% and 38.75%, respectively. This compares to the S&P "500" Index's 14.78% and 40.73%, gains over the same periods (see page B-6 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  In fiscal 1997, the portfolio's financial services, technology, and health care investments excelled. Although posting positive returns, investments in the energy, communications, and consumer cyclical groups on average under-performed. We are pleased by the portfolio's very competitive performance versus the S&P "500", particularly because it was achieved during a period of transition as we took over from Mark Goldstein and began rapidly reshaping the portfolio. The re-engineering of the portfolio is now complete.
  Since this is our first opportunity to directly address the shareholders, we thought it important to describe our investment discipline in some detail. Let us begin by saying we are growth stock investors in the purest sense of the term. We want to own the stocks of companies that are growing earnings faster than the average American business and ideally, faster than the competitors in their respective industries. We are particularly biased towards companies that have consistently beaten consensus earnings estimates. Our extensive research has revealed that stocks whose earnings consistently exceeded expectations offered greater potential for long-term capital appreciation.
  We focus our research efforts on mid-cap stocks in new and/or rapidly evolving industries. The mid-cap growth sector is less widely followed by Wall Street analysts and therefore, less efficient than the

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)
large-cap stock market. By operating in the mid-cap arena (stocks with market capitalizations between $500 million and $8 billion), we believe we are likely to identify more of our brand of growth stock opportunities. Considering the currently high valuations of large-cap growth stocks relative to mid-cap stocks with what we think is comparable or in many cases, better earnings growth potential, we believe the portfolio is particularly well positioned in today's market. Going forward, the portfolio will use the Russell Midcap-TM- Growth Index* as its benchmark. Consistent with our clearly defined capitalization parameters and our growth style, we believe this is a more appropriate benchmark than the S&P "500."
  Let us once again emphasize we are growth stock investors. But, there is a value component to our discipline as well. We just define value differently. The kind of fast-growth companies we favor generally do not trade at below market average price/earnings ratios. However, they often trade at very reasonable multiples relative to annual earnings growth rates. Given the choice between two good companies with comparable earnings growth rates, we will select the one trading at the lower multiple to earnings growth.
  We are dispassionate sellers. If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive. We will maintain a broadly diversified portfolio rather than heavily concentrating our holdings in just a few of the fastest growing industry groups.
  An examination of the portfolio's current characteristics provides a good illustration of our discipline. As of August 31, 1997, the portfolio had 80 stocks in 11 different industry groups. The average weighted capitalization is approximately $4 billion. The majority of the Portfolio's companies exceeded consensus earnings estimates in the preceding quarter. Based on consensus earnings estimates from First Call (an independent research firm that compiles and distributes Wall Street earnings estimates), the Portfolio's earnings are projected to grow 25% in calendar year 1998 and 21% annually over the next five years. The Portfolio is trading at just less than one time its projected five-year annual earnings growth rate.

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)

  To further demonstrate our approach, we will briefly discuss Staples, currently one of our largest holdings. Staples virtually created an entire new retail category, the office supply super store. It is a retailing concept that works and could continue to expand nationwide and perhaps globally. Recently reported earnings were 9% higher than consensus estimates. We expect additional pleasant earnings surprises going forward. At the close of this reporting period, Staples' stock traded at just 0.7 times our long-term earnings growth rate projections. With the caveat that things can change in a hurry and we will respond to those changes, we believe Staples will continue to be a very rewarding investment.
  In closing, we thank you for your patience as we have transformed the Manhattan Portfolio into what we believe will be a more dynamic growth stock vehicle. We look forward to serving you and to welcoming new shareholders as we further demonstrate the effectiveness of our focused growth stock discipline.

Sincerely,

      /s/Jennifer Silver               /s/ Brooke Cobb
       Jennifer Silver                   Brooke Cobb

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-TM- Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-TM- Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest US companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Fund

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN
   ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the fiscal six- and twelve-month periods ended August 31, 1997, Partners Fund returned 19.07% and 47.11%, respectively, versus the S&P "500" Index's 14.78% and 40.73% gains over the same periods (see page B-8 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  In fiscal 1997, our portfolio holdings in the paper and forest products, technology, insurance, entertainment and retail sectors performed particularly well. Once again, our healthcare holdings lagged well behind. The major pharmaceutical companies, which we unfortunately had to pass on due to our value discipline, forged ahead. Returns from HMO's and biotechnology stocks that qualified as our kind of fundamental bargains were much less inspiring.
  Value investors occasionally get opportunities to buy unblemished companies that have somehow evaded Wall Street analysts' radar screens. More often, we are investing in good companies with real and/or perceived problems. Sometimes our timing is fortuitous and we buy right at the bottom. Generally, however, we are buying on the way down and patiently waiting for portfolio companies to demonstrate they have solved their problems or for perceptions to change. Our recent experience with cable television stocks demonstrates that patience can indeed be a virtue.
  When we began investing in cable TV operators, we knew the industry's problems. Cable operators were seeing cash flows decline due to stiffer competition from satellite broadcasters at a time when they needed to step up capital expenditures to modernize their systems. We

----------------------------------------------------------------------
          Partners Fund (Cont'd)
focused on the advantages of all those two-way wires connected to American homes. We eliminated positions in the financially weaker cable operators, but we believed the well-financed companies, which we held onto, would find the capital needed to upgrade systems and that new interactive services such as video-on-demand movies and internet connection through high speed cable modems would generate significant incremental business. We thought cable stock prices were fully discounting the industry's problems and not at all reflecting some of the potentially profitable developments. We waited and then waited some more for other investors to see the value in our cable holdings. Earlier this summer, another investor did. Recognizing that cable television lines into the home represented the best current transmission vehicle for internet connectivity, Microsoft Chairman Bill Gates invested $1 billion in Comcast, one of our cable television holdings. Investors took note and the entire cable television group took off. The second half of fiscal 1997 returns from our cable television holdings were spectacular. When our entire holding period is factored in, the returns from our cable TV investments were merely good. That is generally good enough for disciplined value investors.
  Our financial service sector holdings have performed well for several years. But, we are still finding selected values in the group. When we discuss portfolio holdings to illustrate our investment discipline, one must be aware we reserve the right to reduce or eliminate these positions if our perspective changes. This caveat duly noted, we believe Countrywide Credit Industries currently represents excellent value. Countrywide is the U.S.'s second largest originator and servicer of home mortgages. There is a lot of room for the company to increase its market share in both businesses in what is still a very fragmented industry. On the mortgage service side, Countrywide is a low cost provider, making it very attractive to the banks who are outsourcing mortgage servicing operations. The bear case on the mortgage service business is that if interest rates trend down, mortgages will be refinanced and Countrywide's mortgage service bookings will decline. However, with a weighted average coupon
(WAC) currently approximating rates

----------------------------------------------------------------------
          Partners Fund (Cont'd)
on a new no-point mortgage, we believe interest rates would have to come down substantially before costing Countrywide much servicing business.
  If much lower rates do spawn another refinancing boom, Countrywide could recapture lost revenue from servicing by originating new loans. In essence, any money coming from the left pocket could easily find its way to the right one. In addition, Countrywide is entering new related businesses like mortgage insurance and home appraisals, which historically have been highly profitable. Countrywide stock is currently trading at just 11 times our 1998 earnings estimate -- a deep discount from the current market multiple and a very reasonable price to pay for what we think is better than average earnings growth potential.
  This is the close of a very good year for Partners' Portfolio. Our value style was productive even in an environment that for the most part still favored growth stock investing. If the pattern we witnessed in August continues -- investors gravitating from large-cap growth stocks to the value and smaller capitalization sectors -- we should have the opportunity to excel in the year ahead.

Sincerely,

      /s/ Michael Kassen             /s/ Robert Gendelman
        Michael Kassen                 Robert Gendelman

                             Portfolio Co-Managers

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Fund

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD, IS GOOD BUSINESS AND HAS THE POTENTIAL TO PRODUCE POSITIVE INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES (PARTICULARLY FOR WOMEN AND MINORITIES); ARE GOOD CORPORATE CITIZENS; AND ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. SHE DOES NOT INVEST IN TOBACCO, ALCOHOL, GAMBLING, NUCLEAR POWER, OR WEAPONS COMPANIES. BUT, SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD INVESTMENT. TRUE TO NEUBERGER& BERMAN'S PRINCIPLES, PORTFOLIO CANDIDATES MUST FIRST BE FOUND TO BE FUNDAMENTALLY ATTRACTIVE. THEN, AND ONLY THEN, ARE SOCIAL SCREENS APPLIED. THE OBJECTIVE IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND SHAREHOLDERS.

  For the six- and twelve-month periods ended August 31, 1997, Socially Responsive Fund returned 14.33% and 31.96%, respectively, compared to the Standard & Poor's "500" Index's 14.78% and 40.73% gains over the same periods (see page B-9 for comparison of a $10,000 investment and average annual total returns as of August 31, 1997).*
  In fiscal 1997, our retail, insurance, banking, and technology investments were, on average, stellar performers. Our telecommunications, food and beverage, and energy investments disappointed.
  Value investing requires patience. If you do your homework and find good companies in out-of-favor industries, patience is generally rewarded. Retail stocks were in Wall Street's "doghouse" in 1995-96. We had the opportunity to buy two of the best, Costco and Nordstrom, at very reasonable prices. Our little shopping spree didn't do much for the Portfolio last year, but it produced strong positive returns in fiscal year 1997.
  We are being similarly patient with our energy investments, which as a group lagged this year. The economics in the industry have improved as worldwide demand has continued to outpace new production. Exploration and production activity recently has been vigorous -- a very good sign for oil service companies. Political instability in

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)
oil-producing nations, weather patterns, and short-term supply/demand imbalances will cause oil and gas prices to fluctuate. However, we believe the long-term prospects for energy pricing and energy stock earnings are favorable.
  We continue to have significant exposure to the banking sector. Our portfolio holdings in the group performed quite well in fiscal 1997. On a fundamental basis, we believe the stocks are still very reasonably priced. The regional bank stocks seem particularly appealing. Earnings have been progressing quite nicely despite a back-up in interest rates. If rates trend down from here -- the spread between interest rates and inflation is historically high -- regional banks could attract more investor attention. Finally, we believe consolidation in the industry could continue. The stocks should do well on fundamentals alone and we may even get a windfall in the form of a takeover of one or more of our regional bank holdings.
  In our shareholder letter, we like to go into detail on at least one current portfolio holding that illustrates our investment approach. Be advised, we can change our minds on any stock in our portfolio if deteriorating fundamentals or price appreciation warrants it. Technology giant Intel was one of our better performing stocks in fiscal 1997. We think it will continue to do well. As the leading designer and manufacturer of microprocessors, Intel holds the dominant market share in a rapidly growing industry. Enormous research and development spending, in addition to high capital expenditures, has allowed the company to maintain and enhance its competitive position.
  Intel is also one of America's better corporate citizens. The company has a good environmental record. It has a diverse workforce, with women and minorities well represented. It is employee friendly, with numerous family-oriented programs in the workplace. Finally, the company is one of the largest charitable givers in the American corporate community.
  In closing, our mandate does present special challenges. We must find not only good companies, but also companies that are good to their

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)
employees and society in general. If we can do so successfully, we receive a double reward -- the gratification all portfolio managers get from taking good care of their shareholders, and the special feeling of accomplishment from doing so in a socially responsive manner.

Sincerely,

/s/ Janet Prindle

Janet Prindle
Portfolio Manager

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Fund's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

                 (This page has been left blank intentionally.)

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Focus Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Focus   S&P"500"(2)
1 Year                                43.92%        40.73%
5 Year                                21.91%        19.78%
10 Year                               14.38%        13.85%
Life of Fund                          12.43%        11.60%
                                  Focus Fund      S&P"500"
1987                                 $10,000       $10,000
1988                                  $8,491        $8,201
1989                                 $11,408       $11,418
1990                                 $10,983       $10,833
1991                                 $12,736       $13,756
1992                                 $14,239       $14,848
1993                                 $18,261       $17,104
1994                                 $20,152       $18,046
1995                                 $25,688       $21,912
1996                                 $26,638       $26,009
1997                                 $38,337       $36,602

   The inception date of Neuberger&Berman Focus Fund-Registered Trademark- is 10/19/55.

   The Fund's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Fund. Prior to November 1, 1991, the investment policies of Neuberger& Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current investment policies. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Genesis Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Genesis  Russell 2000-R-(2)
1 Year                                 +44.32%             +28.96%
5 Year                                 +22.22%             +19.36%
Life of Fund                           +16.69%             +14.57%
                                  Genesis Fund     Russell 2000-R-
9/27/88                                $10,000             $10,000
1989                                   $13,045             $12,317
1990                                   $10,236              $9,877
1991                                   $13,856             $12,963
1992                                   $14,562             $13,910
1993                                   $18,087             $18,435
1994                                   $18,949             $19,516
1995                                   $22,680             $23,581
1996                                   $27,516             $26,134
1997                                   $39,710             $33,701

   The inception date of Neuberger&Berman Genesis Fund-Registered Trademark- is 9/27/88.

   Effective May 1, 1995, Neuberger&Berman Management Inc.-Registered Trademark-has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger& Berman Genesis Portfolio-SM- and indirectly by Neuberger&Berman Genesis Fund to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such waiver, the average annual total returns would have been less.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index generally considered to be representative of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $13 million. The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Guardian Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Guardian   S&P "500"(2)
1 Year                                  +39.69%        +40.73%
5 Year                                  +19.89%        +19.78%
10 Year                                 +14.44%        +13.85%
Life of Fund                            +13.43%        +12.84%
                                  Guardian Fund      S&P "500"
1987                                    $10,000        $10,000
1988                                     $8,931         $8,201
1989                                    $11,958        $11,418
1990                                    $10,464        $10,833
1991                                    $13,654        $13,756
1992                                    $15,550        $14,848
1993                                    $19,350        $17,104
1994                                    $21,114        $18,046
1995                                    $26,194        $21,912
1996                                    $27,574        $26,009
1997                                    $38,517        $36,602

   The inception date of Neuberger&Berman Guardian Fund-SM- is 6/1/50.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          International Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                     International    EAFE-R- Index(2)
1 Year                                     +24.71%              +9.36%
Life of Fund                               +13.33%              +6.82%
                                International Fund       EAFE-R- Index
6/15/94                                    $10,000             $10,000
8/31/94                                    $10,460             $10,366
1995                                       $10,732             $10,449
1996                                       $11,991             $11,305
1997                                       $14,954             $12,363

   The inception date of Neuberger&Berman International
Fund-Registered Trademark- is 6/15/94.

   Neuberger&Berman Management Inc. ("Management") has voluntarily undertaken to reimburse International Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 1.70% per annum of International Fund's average daily net assets ("Expense Limitation"), until December 31, 1997. International Fund has agreed to repay Management through December 31, 1998 for its excess operating expenses previously reimbursed by Management, so long as its annual operating expenses during that period do not exceed the Expense Limitation. Absent such reimbursement and repayment arrangements, the average annual total returns would have been lower and higher, respectively.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The EAFE-Registered Trademark- Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions. The risks involved in seeking capital appreciation from investments principally in companies based outside the United States are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Manhattan Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                                                   Russell Midcap-TM-
                                       Manhattan   S&P "500"(2)        Growth Index 2
1 Year                                   +38.75%        +40.73%               +31.23%
5 Year                                   +17.55%        +19.78%               +18.56%
10 Year                                  +11.48%        +13.85%               +13.18%
Life of Fund                             +17.50%        +17.10%                   N/A
                                                                   Russell Midcap-TM-
                                  Manhattan Fund      S&P "500"          Growth Index
1987                                     $10,000        $10,000               $10,000
1988                                      $8,021         $8,201                $8,052
1989                                     $11,423        $11,418               $11,014
1990                                     $10,000        $10,833                $9,923
1991                                     $12,616        $13,756               $13,789
1992                                     $13,214        $14,848               $14,722
1993                                     $16,882        $17,104               $17,874
1994                                     $17,471        $18,046               $18,837
1995                                     $22,013        $21,912               $23,499
1996                                     $21,373        $26,009               $26,276
1997                                     $29,655        $36,602               $34,483

   The inception date of Neuberger&Berman Manhattan Fund-Registered Trademark-is 3/1/79 when Neuberger&Berman Management Inc. first became its investment adviser.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Before July 1997, Neuberger&Berman Manhattan Portfolio-SM- (the "Portfolio") was managed using a "growth at a reasonable price" investment approach. Under this blended value and growth approach, the Portfolio Manager purchased securities of small-, medium-, and large-capitalization companies that he believed offered greater potential for long-term capital appreciation, in most cases at prices reflecting relatively higher multiples to measures of economic value (such as earnings or cash flow) compared to securities purchased by other Neuberger&Berman Portfolios.

In July 1997, growth-style Managers Jennifer Silver and Brooke Cobb joined Neuberger&Berman Management Inc. and assumed responsibility for the Portfolio. Ms. Silver now heads Neuberger&Berman, LLC's new Growth Equity Group in Boston. The Portfolio is now managed using a growth-oriented investment approach. True to this new approach, the Managers seek securities of companies that are growing earnings faster than the average American business, and ideally, faster than competitors in their respective industries. In return for this perceived higher earnings growth potential, the Managers are willing to pay a higher absolute multiple for these securities. They do so because they believe these stocks offer greater potential for long-term capital appreciation. Moreover, while the Portfolio can still invest in securities of small-, medium-, and large-cap companies, the Portfolio Managers currently intend to focus on the securities of medium-cap companies.

The S&P "500" Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-TM- Index, on the other hand, measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index, (which in turn, consists of the 1,000 largest U.S. Companies, based on market capitalization). The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Therefore, the Portfolio prior to July 1997 was appropriately compared to the S&P "500" Index as a benchmark. However, with its focus on medium-cap growth stocks, the current Portfolio is more appropriately compared to the Russell Midcap Growth Index as a benchmark.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Partners Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                      Partners   S&P "500"(2)
1 Year                                 +47.11%        +40.73%
5 Year                                 +22.46%        +19.78%
10 Year                                +14.33%        +13.85%
Life of Fund                           +18.67%        +16.25%
                                 Partners Fund      S&P "500"
1987                                   $10,000        $10,000
1988                                    $8,820         $8,201
1989                                   $11,615        $11,418
1990                                   $10,823        $10,833
1991                                   $12,775        $13,756
1992                                   $13,860        $14,848
1993                                   $17,761        $17,104
1994                                   $18,748        $18,046
1995                                   $22,764        $21,912
1996                                   $25,942        $26,009
1997                                   $38,165        $36,602

   The inception date of Neuberger&Berman Partners Fund-Registered Trademark- is 1/20/75 when Neuberger&Berman Management Inc. first became its investment adviser.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Socially Responsive Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                     Socially Responsive   S&P "500"(2)
1 Year                                           +31.96%        +40.73%
Life of Fund                                     +20.03%        +23.65%
                                Socially Responsive Fund      S&P "500"
3/16/94                                          $10,000        $10,000
8/31/94                                          $10,070        $10,279
1995                                             $11,865        $12,481
1996                                             $14,261        $14,814
1997                                             $18,818        $20,848

   The inception date of Neuberger&Berman Socially Responsive
Fund-Registered Trademark- is 3/16/94.
   Neuberger&Berman Management Inc. ("Management") has voluntarily undertaken to reimburse Socially Responsive Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 1.50% per annum of Socially Responsive Fund's average daily net assets ("Expense Limitation"), until December 31, 1997. Socially Responsive Fund has agreed to repay Management through March 14, 1998 for its excess operating expenses previously reimbursed by Management, so long as its annual operating expenses during that period do not exceed the Expense Limitation. Absent such reimbursement and repayment arrangements, the average annual total returns would have been lower and higher, respectively.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                                               FOCUS     GENESIS    GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                        FUND       FUND       FUND
                                                                             --------------------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note A)               $1,410,709  $705,004  $6,475,571
      Deferred organization costs (Note A)                                           --       --          --
      Receivable for Trust shares sold                                            2,226   13,602       8,616
                                                                             --------------------------------
                                                                              1,412,935  718,606   6,484,187
                                                                             --------------------------------
LIABILITIES
      Payable for Trust shares redeemed                                             480      212       6,396
      Payable to administrator (Note B)                                             317      146       1,451
      Accrued expenses                                                              228      140       1,204
                                                                             --------------------------------
                                                                                  1,025      498       9,051
                                                                             --------------------------------
NET ASSETS at value                                                          $1,411,910  $718,108  $6,475,136
                                                                             --------------------------------

NET ASSETS consist of:
      Par value                                                              $       36  $    46   $     206
      Paid-in capital in excess of par value                                    688,809  506,776   3,678,882
      Accumulated undistributed net investment income (loss)                      1,666       --       6,443
      Accumulated net realized gains on investment                              172,000   13,525     723,639
      Net unrealized appreciation in value of investment                        549,399  197,761   2,065,966
                                                                             --------------------------------
NET ASSETS at value                                                          $1,411,910  $718,108  $6,475,136
                                                                             --------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                             36,307   46,180     206,153
                                                                             --------------------------------

NET ASSET VALUE, offering and redemption price per share                         $38.89   $15.55      $31.41
                                                                             --------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Funds

                                                                                                                      SOCIALLY
                                                                             INTERNATIONAL   MANHATTAN    PARTNERS   RESPONSIVE
                                                                                 FUND          FUND         FUND        FUND
                                                                             --------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at value (Note A)                 $115,264      $570,594    $3,099,619   $59,757
      Deferred organization costs (Note A)                                           36            --           --         24
      Receivable for Trust shares sold                                              246           231        6,591        238
                                                                             --------------------------------------------------
                                                                                115,546       570,825    3,106,210     60,019
                                                                             --------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                                             120            38        1,307        229
      Payable to administrator (Note B)                                               1           127          687         18
      Accrued expenses                                                               49           211          488         32
                                                                             --------------------------------------------------
                                                                                    170           376        2,482        279
                                                                             --------------------------------------------------
NET ASSETS at value                                                            $115,376      $570,449    $3,103,728   $59,740
                                                                             --------------------------------------------------

NET ASSETS consist of:
      Par value                                                                $      8      $     39    $      98    $     3
      Paid-in capital in excess of par value                                     90,847       338,372    1,991,065     45,044
      Accumulated undistributed net investment income (loss)                       (153)           --       11,889         53
      Accumulated net realized gains on investment                                1,816       146,083      463,047      1,408
      Net unrealized appreciation in value of investment                         22,858        85,955      637,629     13,232
                                                                             --------------------------------------------------
NET ASSETS at value                                                            $115,376      $570,449    $3,103,728   $59,740
                                                                             --------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)                              7,780        39,315       98,204      3,358
                                                                             --------------------------------------------------

NET ASSET VALUE, offering and redemption price per share                         $14.83        $14.51       $31.60     $17.79
                                                                             --------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds


                                                                                FOCUS         GENESIS        GUARDIAN
(000'S OMITTED)                                                                  FUND           FUND           FUND
                                                                             ------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)                  $     13,018   $     4,199    $    77,248
                                                                             ------------------------------------------
    Expenses:
      Administration fee (Note B)                                                   3,189         1,011         14,911
      Amortization of deferred organization and initial offering expenses
        (Note A)                                                                       --            --             --
      Auditing fees                                                                     8             8              8
      Custodian fees                                                                   15            13             12
      Legal fees                                                                       14            14             14
      Registration and filing fees                                                     36            69            178
      Reimbursement of expenses assumed by administrator (Note B)                      --            --             --
      Shareholder reports                                                             135            75            650
      Shareholder servicing agent fees (Note B)                                       677           374          3,799
      Trustees' fees and expenses                                                      15             7             52
      Miscellaneous                                                                    11             2             33
      Expenses from corresponding Portfolio (Notes A & B)                           6,460         2,971         26,198
                                                                             ------------------------------------------
        Total expenses                                                             10,560         4,544         45,855
      Expenses reduced by custodian fee and shareholder servicing
        arrangements (Note B)                                                         (63)          (25)          (218)
                                                                             ------------------------------------------
        Total net expenses                                                         10,497         4,519         45,637
                                                                             ------------------------------------------
        Net investment income (loss)                                                2,521          (320)        31,611
                                                                             ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM CORRESPONDING
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities                                    173,131        14,252        734,434
    Net realized loss on option contracts written                                    (311)           --         (6,335)
    Net realized gain on financial futures contracts                                   --            --             --
    Net realized gain on foreign currency transactions                                 --            --             --
    Change in net unrealized appreciation of investment securities, option contracts written, translation of assets and liabilities in foreign
      currencies, and foreign currency contracts                                  265,410       148,087      1,139,234
    Change in net unrealized depreciation of financial futures contracts               --            --             --
                                                                             ------------------------------------------
        Net gain on investments from corresponding Portfolio (Note A)             438,230       162,339      1,867,333
                                                                             ------------------------------------------
        Net increase in net assets resulting from operations                 $    440,751   $   162,019    $ 1,898,944
                                                                             ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1997
----------------------------------------------------------------------
          Equity Funds

                                                                                                                    SOCIALLY
                                                                             INTERNATIONAL   MANHATTAN   PARTNERS  RESPONSIVE
                                                                                 FUND          FUND        FUND       FUND
                                                                             ------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)                     $ 1,512      $  4,220    $37,252    $   808
                                                                             ------------------------------------------------
    Expenses:
      Administration fee (Note B)                                                   234         1,395      6,344        123
      Amortization of deferred organization and initial offering expenses
        (Note A)                                                                     20            --         --         16
      Auditing fees                                                                   8            10          8          5
      Custodian fees                                                                 11            11         13         10
      Legal fees                                                                     23            14         14         13
      Registration and filing fees                                                   42            47        112         29
      Reimbursement of expenses assumed by administrator (Note B)                    14            --         --        131
      Shareholder reports                                                            17           114        289         18
      Shareholder servicing agent fees (Note B)                                      73           551      1,222         61
      Trustees' fees and expenses                                                     6             9         25          2
      Miscellaneous                                                                   2            13         14          1
      Expenses from corresponding Portfolio (Notes A & B)                         1,087         3,155     11,808        296
                                                                             ------------------------------------------------
        Total expenses                                                            1,537         5,319     19,849        705
      Expenses reduced by custodian fee and shareholder servicing
        arrangements (Note B)                                                        (4)          (47)      (103 )       (4)
                                                                             ------------------------------------------------
        Total net expenses                                                        1,533         5,272     19,746        701
                                                                             ------------------------------------------------
        Net investment income (loss)                                                (21)       (1,052)    17,506        107
                                                                             ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM CORRESPONDING
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities                                    1,394       170,508    490,163      1,586
    Net realized loss on option contracts written                                    --            --         --         --
    Net realized gain on financial futures contracts                                 51            --         --         --
    Net realized gain on foreign currency transactions                              923            --         --         --
    Change in net unrealized appreciation of investment securities, option contracts written, translation of assets and liabilities in foreign
      currencies, and foreign currency contracts                                 17,007         5,870    417,398     11,253
    Change in net unrealized depreciation of financial futures contracts           (793)           --         --         --
                                                                             ------------------------------------------------
        Net gain on investments from corresponding Portfolio (Note A)            18,582       176,378    907,561     12,839
                                                                             ------------------------------------------------
        Net increase in net assets resulting from operations                    $18,561      $175,326    $925,067   $12,946
                                                                             ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                                                   FOCUS FUND           GENESIS FUND
                                                                                      Year                  Year
                                                                                     Ended                 Ended
                                                                                   August 31,            August 31,
(000'S OMITTED)                                                                 1997        1996       1997      1996
                                                                             ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                             $    2,521  $    7,300  $   (320) $   (244)
    Net realized gain on investments from corresponding Portfolio (Note A)      172,820      52,014    14,252     4,476
    Change in net unrealized appreciation (depreciation) of investments
      from corresponding Portfolio (Note A)                                     265,410     (22,215)  148,087    21,117
                                                                             ------------------------------------------
    Net increase (decrease) in net assets resulting from operations             440,751      37,099   162,019    25,349
                                                                             ------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                        (8,010)     (3,873)       --        --
    Net realized gain on investments                                            (52,068)    (47,524)   (3,645)   (6,609)
                                                                             ------------------------------------------
    Total distributions to shareholders                                         (60,078)    (51,397)   (3,645)   (6,609)
                                                                             ------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                                   214,044     349,715   482,993   112,606
    Proceeds from reinvestment of dividends and distributions                    53,255      44,921     3,444     5,892
    Payments for shares redeemed                                               (307,442)   (264,997) (122,082)  (53,380)
                                                                             ------------------------------------------
    Net increase (decrease) from Trust share transactions                       (40,143)    129,639   364,355    65,118
                                                                             ------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                           340,530     115,341   522,729    83,858
NET ASSETS:
    Beginning of year                                                         1,071,380     956,039   195,379   111,521
                                                                             ------------------------------------------
    End of year                                                              $1,411,910  $1,071,380  $718,108  $195,379
                                                                             ------------------------------------------
    Accumulated undistributed net investment income (loss) at end of year    $    1,666  $    7,155  $     --  $     --
                                                                             ------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                                                          6,453      12,148    37,602    10,855
    Issued on reinvestment of dividends and distributions                         1,718       1,608       288       628
    Redeemed                                                                     (9,505)     (9,219)   (9,618)   (5,295)
                                                                             ------------------------------------------
    Net increase (decrease) in shares outstanding                                (1,334)      4,537    28,272     6,188
                                                                             ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                                     GUARDIAN FUND        INTERNATIONAL FUND     MANHATTAN FUND
                                                                          Year                   Year                 Year
                                                                         Ended                  Ended                Ended
                                                                       August 31,             August 31,           August 31,
                                                                   1997         1996        1997      1996      1997       1996
                                                                ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                $    31,611  $    63,499  $    (21) $     97  $  (1,052) $  (1,623)
    Net realized gain on investments from corresponding
      Portfolio (Note A)                                            728,099      283,379     2,368       609    170,508     57,804
    Change in net unrealized appreciation (depreciation) of
      investments from corresponding Portfolio (Note A)           1,139,234     (119,590)   16,214     3,964      5,870    (70,811)
                                                                ------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  1,898,944      227,288    18,561     4,670    175,326    (14,630)
                                                                ------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                           (49,597)     (53,306)     (111)     (125)        --         --
    Net realized gain on investments                               (252,628)    (139,952)       --        --    (67,073)   (43,799)
                                                                ------------------------------------------------------------------
    Total distributions to shareholders                            (302,225)    (193,258)     (111)     (125)   (67,073)   (43,799)
                                                                ------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                       999,314    1,770,255    90,517    39,066     92,313    136,492
    Proceeds from reinvestment of dividends and distributions       279,571      175,356        96       106     61,291     40,659
    Payments for shares redeemed                                 (1,305,637)  (1,021,992)  (50,675)  (13,165)  (207,647)  (214,451)
                                                                ------------------------------------------------------------------
    Net increase (decrease) from Trust share transactions           (26,752)     923,619    39,938    26,007    (54,043)   (37,300)
                                                                ------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                             1,569,967      957,649    58,388    30,552     54,210    (95,729)
NET ASSETS:
    Beginning of year                                             4,905,169    3,947,520    56,988    26,436    516,239    611,968
                                                                ------------------------------------------------------------------
    End of year                                                 $ 6,475,136  $ 4,905,169  $115,376  $ 56,988  $ 570,449  $ 516,239
                                                                ------------------------------------------------------------------
    Accumulated undistributed net investment income (loss) at
      end of year                                               $     6,443  $    24,429  $   (153) $     26  $      --  $      --
                                                                ------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                                             36,707       74,621     6,581     3,475      7,177     10,683
    Issued on reinvestment of dividends and distributions            10,821        7,570         7        10      5,234      3,349
    Redeemed                                                        (47,659)     (43,128)   (3,592)   (1,172)   (16,326)   (16,906)
                                                                ------------------------------------------------------------------
    Net increase (decrease) in shares outstanding                      (131)      39,063     2,996     2,313     (3,915)    (2,874)
                                                                ------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger&Berman
----------------------------------------------------------------------
          Equity Funds

                                                                                                         SOCIALLY
                                                                                 PARTNERS FUND        RESPONSIVE FUND
                                                                                      Year                 Year
                                                                                     Ended                 Ended
                                                                                   August 31,           August 31,
(000'S OMITTED)                                                                 1997        1996       1997     1996
                                                                             -----------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                             $   17,506  $   16,484  $    107  $    34
    Net realized gain on investments from corresponding Portfolio (Note A)      490,163     232,938     1,586    1,075
    Change in net unrealized appreciation (depreciation) of investments
      from corresponding Portfolio (Note A)                                     417,398     (30,428)   11,253      962
                                                                             -----------------------------------------
    Net increase (decrease) in net assets resulting from operations             925,067     218,994    12,946    2,071
                                                                             -----------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                       (17,551)    (13,359)      (82)     (17)
    Net realized gain on investments                                           (208,212)   (180,347)   (1,152)    (268)
                                                                             -----------------------------------------
    Total distributions to shareholders                                        (225,763)   (193,706)   (1,234)    (285)
                                                                             -----------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                                   798,352     457,620    30,166   25,132
    Proceeds from reinvestment of dividends and distributions                   214,033     181,772     1,124      254
    Payments for shares redeemed                                               (479,905)   (356,696)  (16,186)  (2,471)
                                                                             -----------------------------------------
    Net increase (decrease) from Trust share transactions                       532,480     282,696    15,104   22,915
                                                                             -----------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                         1,231,784     307,984    26,816   24,701
NET ASSETS:
    Beginning of year                                                         1,871,944   1,563,960    32,924    8,223
                                                                             -----------------------------------------
    End of year                                                              $3,103,728  $1,871,944  $ 59,740  $32,924
                                                                             -----------------------------------------
    Accumulated undistributed net investment income (loss) at end of year    $   11,889  $   11,934  $     53  $    28
                                                                             -----------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                                                         29,056      19,230     1,925    1,843
    Issued on reinvestment of dividends and distributions                         8,450       8,210        74       19
    Redeemed                                                                    (17,682)    (14,990)   (1,013)    (184)
                                                                             -----------------------------------------
    Net increase (decrease) in shares outstanding                                19,824      12,450       986    1,678
                                                                             -----------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Fund ("Focus"), Neuberger&Berman Genesis Fund ("Genesis"), Neuberger&Berman Guardian Fund ("Guardian"), Neuberger&Berman International Fund ("International"), Neuberger&Berman Manhattan Fund ("Manhattan"), Neuberger&Berman Partners Fund ("Partners"), and Neuberger&Berman Socially Responsive Fund ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger& Berman Equity Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (89.66%, 65.06%, 73.94%, 100.00%, 91.77%, 86.69%, and 23.32%, for Focus,
   Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, at August 31, 1997). 73.67% of Neuberger&Berman Socially Responsive Portfolio is held by another regulated investment company, which has only a single shareholder and is sponsored by Neuberger&Berman Management Incorporated ("Management"). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At August 31, 1997, the unamortized balance of such expenses amounted to $35,803 and $24,032, for International and Socially Responsive, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of .26% (.67% for International prior to November 1, 1995) of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding

Portfolio (see Note B of Notes to Financial Statements of the Portfolios). The Agreement provides that, if with respect to any fiscal year of each Fund, its total operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") exceed the most restrictive of the expense limitations imposed by securities laws of the states in which such Fund's shares are qualified for sale, the administration fees for that fiscal year will be reduced by the amount of such excess, provided that Management has no obligation to reimburse the Fund for any such expenses that exceed the administration fee. Effective October 11, 1996, states may no longer impose expense limitations as a condition to the sale of mutual fund shares. The most restrictive expense limitation applicable prior to that date, to which each Fund was subject, was 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets, and 1 1/2% of any additional average daily net assets. No reduction in the administration fee as a result of any state expense limitation was required for the year ended August 31, 1997.
   Management has voluntarily undertaken to reimburse each of International and Socially Responsive for its Operating Expenses which exceed, in the aggregate, 1.70% and 1.50%, respectively, per annum of its average daily net assets (the "Expense Limitation"). Each undertaking is subject to termination by Management after December 31, 1997. International and Socially Responsive have each agreed to repay Management through December 31, 1998 and March 14, 1998, respectively, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed the Expense Limitation. For the year ended August 31, 1997, International and Socially Responsive reimbursed Management $13,955 and $131,041, respectively, under this agreement. At August 31, 1997, International has a remaining contingent liability to Management of $346,545 under the agreement. This contingent liability expires on December 31, 1998 for any amount not repaid by that date. Socially Responsive had repaid all of its excess Operating Expenses to Management, at August 31, 1997.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $5,409, $3,226, $2,562, $916, $775, $3,068, and $118, for Focus, Genesis,
Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, which is less than .01% of each Fund's average daily net assets.
   Each Fund has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Shareholder servicing agent fees, was a reduction of $57,278, $22,056, $215,695, $3,539, $46,467, $100,291,
and $3,417, for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively, which is less than .01% of each Fund's average daily net assets.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1997, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                   ADDITIONS        REDUCTIONS
--------------------------------------------------------------------------------
FOCUS                                            $  69,668,162     $ 171,953,565
GENESIS                                            356,863,963        10,104,307
GUARDIAN                                           157,889,700       498,630,741
INTERNATIONAL                                       61,547,865        22,273,556
MANHATTAN                                           29,996,715       154,060,173
PARTNERS                                           434,270,782       138,643,142
SOCIALLY RESPONSIVE                                 21,585,746         8,035,580

   At August 31, 1997, Neuberger&Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $91,445,000. Gross unrealized appreciation of investments was $27,140,000 and gross unrealized depreciation of investments was $3,486,000, resulting in net unrealized appreciation of $23,654,000, based on cost for U.S. Federal income tax purposes.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                          Period from
                                                                        October 1, 1992
                                        Year Ended August 31,            to August 31,           Year Ended September 30,
                                1997(2)   1996(2)   1995(2)   1994(2)       1993(2)        1992    1991    1990    1989    1988
                                ------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                           $  28.46  $  28.88  $24.42    $24.00        $19.31        $18.91  $16.66  $19.01  $16.60  $20.10
                                ------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income            .08       .19     .17       .21           .23           .29     .38     .44     .46     .46
    Net Gains or Losses on
     Securities (both realized
     and unrealized)               12.00       .85    5.97      2.16          4.65          2.62    2.96   (1.84)   4.83   (2.98)
                                ------------------------------------------------------------------------------------------------
      Total From Investment
       Operations                  12.08      1.04    6.14      2.37          4.88          2.91    3.34   (1.40)   5.29   (2.52)
                                ------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)             (.22)     (.11)   (.20)     (.25)         (.04)         (.31)   (.37)   (.39)   (.49)   (.47)
    Distributions (from
     capital gains)                (1.43)    (1.35)  (1.48)    (1.70)         (.15)        (2.20)   (.72)   (.56)  (2.39)   (.51)
                                ------------------------------------------------------------------------------------------------
      Total Distributions          (1.65)    (1.46)  (1.68)    (1.95)         (.19)        (2.51)  (1.09)   (.95)  (2.88)   (.98)
                                ------------------------------------------------------------------------------------------------
Net Asset Value, End of Year    $  38.89  $  28.46  $28.88    $24.42        $24.00        $19.31  $18.91  $16.66  $19.01  $16.60
                                ------------------------------------------------------------------------------------------------
Total Return(3)                   +43.92%    +3.70% +27.47%   +10.35%       +25.39%(4)    +15.51% +20.20%  -7.54% +32.23% -12.44%
                                ------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year
     (in millions)              $1,411.9  $1,071.4  $956.0    $643.9        $573.9        $439.2  $399.2  $368.6  $441.3  $375.2
                                ------------------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
     Average Net Assets(5)           .86%      .89%     --        --            --            --      --      --      --      --
                                ------------------------------------------------------------------------------------------------
    Ratio of Net Expenses to
     Average Net Assets              .86%      .89%    .87%      .85%          .92%(6)       .91%    .93%    .92%    .99%   1.01%
                                ------------------------------------------------------------------------------------------------
    Ratio of Net Investment
     Income to Average Net
     Assets                          .21%      .69%    .75%      .89%         1.18%(6)      1.46%   2.01%   2.34%   2.39%   2.64%
                                ------------------------------------------------------------------------------------------------
    Portfolio Turnover Rate(7)        --        --      --        --            52%           77%     60%     66%     60%     66%
                                ------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                   Period
                                                                    from
                                                                   August                                           Period From
                                                                   1, 1993                                           September
                                                                     to                                                 27,
                                                                   August                                           1988(10) to
                                Year Ended August 31,                31,             Year Ended July 31,             July 31,
                       1997(2)    1996(2)    1995(2)    1994(2)    1993(2)    1993     1992     1991      1990         1989
                       --------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year     $10.91     $9.52      $8.27      $8.62      $8.30      $7.10    $6.41    $5.78    $  6.25    $5.00
                       --------------------------------------------------------------------------------------------------------
Income From
 Investment
 Operations
    Net Investment
     Income (Loss)      (.01)      (.01)        --       (.01)        --        .01     (.01)     .03        .02      .02
    Net Gains or
     Losses on
     Securities
     (both realized
     and unrealized)    4.80       1.95       1.56        .42        .32       1.19      .80      .64       (.35)    1.24
                       --------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations       4.79       1.94       1.56        .41        .32       1.20      .79      .67       (.33)    1.26
                       --------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from
     net investment
     income)              --         --         --       (.01)        --         --     (.01)    (.04)      (.02)    (.01)
    Distributions
     (from capital
     gains)             (.15)      (.55)      (.31)      (.75)        --         --     (.09)      --       (.12)      --
                       --------------------------------------------------------------------------------------------------------
      Total
       Distributions    (.15)      (.55)      (.31)      (.76)        --         --     (.10)    (.04)      (.14)    (.01)
                       --------------------------------------------------------------------------------------------------------
Net Asset Value, End
 of Year               $15.55     $10.91     $9.52      $8.27      $8.62      $8.30    $7.10    $6.41    $  5.78    $6.25
                       --------------------------------------------------------------------------------------------------------
Total Return(3)        +44.32%    +21.32%    +19.69%    +4.77%     +3.86%(4)  +16.90%  +12.38%  +11.80%    -5.33%   +25.24%(4)
                       --------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
    Net Assets, End
     of Year (in
     millions)         $718.1     $195.4     $111.5     $135.6     $118.5     $113.5   $72.2    $27.8    $  20.8    $18.1
                       --------------------------------------------------------------------------------------------------------
    Ratio of Gross
     Expenses to
     Average Net
     Assets(5)          1.17%      1.28%        --         --         --         --       --       --         --       --
                       --------------------------------------------------------------------------------------------------------
    Ratio of Net
     Expenses to
     Average Net
     Assets             1.16%(8)   1.28%(8)   1.35%(8)   1.36%      1.51%(6)   1.65%    2.00%(8)  2.00%(8)    2.00%(8)  2.00%(6)(8)
                       --------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment
     Income (Loss)
     to Average Net
     Assets             (.08%)(8)  (.18%)(8)  (.16%)(8)  (.20%)     (.08%)(6)   .15%    (.14%)(8)   .60%(8)     .41%(8)   .51%(6)(8)
                       --------------------------------------------------------------------------------------------------------
    Portfolio
     Turnover
     Rate(7)              --         --         --         --         --         54%      23%      46%        37%      10%
                       --------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS(9)
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                      Period
                                                                                                       from
                                                                                                     November
                                                                                                     1, 1989
                                                                                                    to August       Year Ended
                                                  Year Ended August 31,                                31,          October 31,
                         1997(2)    1996(2)    1995(2)    1994(2)    1993(2)     1992      1991        1990       1989      1988
                         ---------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year       $ 23.78    $ 23.61    $ 19.52    $ 18.57    $ 15.73    $ 14.90   $ 11.90   $13.20       $ 12.31   $ 11.08
                         ---------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment
     Income                  .15        .31        .27        .24        .30        .29       .32      .31           .35       .35
    Net Gains or Losses
     on Securities
     (both realized and
     unrealized)            8.96        .90       4.30       1.41       3.45       1.71      3.20    (1.36)         2.08      2.55
                         ---------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations           9.11       1.21       4.57       1.65       3.75       2.00      3.52    (1.05)         2.43      2.90
                         ---------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)     (.24)      (.28)      (.25)      (.30)      (.25)      (.26)     (.35)    (.25)         (.36)     (.36)
    Distributions (from
     capital gains)        (1.24)      (.76)      (.23)      (.40)      (.66)      (.91)     (.17)      --         (1.18)    (1.31)
                         ---------------------------------------------------------------------------------------------------------
      Total
       Distributions       (1.48)     (1.04)      (.48)      (.70)      (.91)     (1.17)     (.52)    (.25)        (1.54)    (1.67)
                         ---------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                    $ 31.41    $ 23.78    $ 23.61    $ 19.52    $ 18.57    $ 15.73   $ 14.90   $11.90       $ 13.20   $ 12.31
                         ---------------------------------------------------------------------------------------------------------
Total Return(3)           +39.69%     +5.27%    +24.06%     +9.12%    +24.43%    +13.88%   +30.48%   -8.08%(4)    +19.91%   +26.79%
                         ---------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
    Net Assets, End of
     Year (in millions)  $6,475.1   $4,905.2   $3,947.5   $2,416.5   $1,787.0   $ 802.9   $ 628.6   $496.3       $ 569.3   $ 539.1
                         ---------------------------------------------------------------------------------------------------------
    Ratio of Gross
     Expenses to
     Average Net
     Assets(5)               .80%       .82%        --         --         --         --        --       --            --        --
                         ---------------------------------------------------------------------------------------------------------
    Ratio of Net
     Expenses to
     Average Net Assets      .80%       .82%       .80%       .80%       .81%       .82%      .84%     .86%(6)       .84%      .84%
                         ---------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income
     to Average Net
     Assets                  .55%      1.37%      1.40%      1.36%      2.01%      1.90%     2.46%    2.89%(6)      2.59%     2.80%
                         ---------------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(7)                  --         --         --         --         27%        41%       59%      58%           52%       73%
                         ---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                         Period from
                                                                                      June 15, 1994(10)
                                                              Year Ended August 31,     to August 31,
                                                               1997    1996    1995         1994
                                                              -----------------------------------------
Net Asset Value, Beginning of Year                            $11.91  $10.70  $10.46       $10.00
                                                              -----------------------------------------
Income From Investment Operations
    Net Investment Income                                         --     .01     .06          .01
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                2.94    1.24     .21          .45
                                                              -----------------------------------------
      Total From Investment Operations                          2.94    1.25     .27          .46
                                                              -----------------------------------------
Less Distributions
    Dividends (from net investment income)                      (.02)   (.04)   (.03)          --
                                                              -----------------------------------------
Net Asset Value, End of Year                                  $14.83  $11.91  $10.70       $10.46
                                                              -----------------------------------------
Total Return(3)                                               +24.71% +11.73%  +2.60%       +4.60%(4)
                                                              -----------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                     $115.4  $ 57.0  $ 26.4       $  6.2
                                                              -----------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)            1.70%   1.70%     --           --
                                                              -----------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)              1.70%   1.70%   1.70%        1.70%(6)
                                                              -----------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets(8)                                                  (.02%)    .24%    .73%         .57%(6)
                                                              -----------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                    Year Ended
                                                          Year Ended August 31,                                    December 31,
                           1997(2)   1996(2)   1995(2)   1994(2)    1993(2)      1992      1991      1990(11)     1989      1988
                           -------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year         $11.94    $13.27    $11.28    $12.94    $11.59       $ 11.55   $  9.46   $10.44       $  9.04   $  7.81
                           -------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income
     (Loss)                  (.03)     (.04)       --       .02       .02           .06       .13      .10           .18       .17
    Net Gains or Losses
     on Securities (both
     realized and
     unrealized)             4.26      (.33)     2.70       .40      3.06           .49      2.27    (1.08)         2.45      1.26
                           -------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations            4.23      (.37)     2.70       .42      3.08           .55      2.40     (.98)         2.63      1.43
                           -------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)        --        --      (.01)     (.02)     (.05)         (.11)     (.16)      --          (.18)     (.16)
    Distributions (from
     capital gains)         (1.66)     (.96)     (.70)    (2.06)    (1.68)         (.40)     (.15)      --         (1.05)     (.04)
                           -------------------------------------------------------------------------------------------------------
      Total Distributions   (1.66)     (.96)     (.71)    (2.08)    (1.73)         (.51)     (.31)      --         (1.23)     (.20)
                           -------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                      $14.51    $11.94    $13.27    $11.28    $12.94       $ 11.59   $ 11.55   $ 9.46       $ 10.44   $  9.04
                           -------------------------------------------------------------------------------------------------------
Total Return(3)            +38.75%    -2.91%   +26.00%    +3.49%   +27.76%        +4.74%   +26.17%   -9.39%(4)    +29.09%   +18.31%
                           -------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of
     Year (in millions)    $570.4    $516.2    $612.0    $510.3    $537.6       $ 400.7   $ 429.0   $355.6       $ 404.7   $ 341.7
                           -------------------------------------------------------------------------------------------------------
    Ratio of Gross
     Expenses to Average
     Net Assets(5)            .99%      .98%       --        --        --            --        --       --            --        --
                           -------------------------------------------------------------------------------------------------------
    Ratio of Net Expenses
     to Average Net
     Assets                   .98%      .98%      .98%      .96%     1.04%         1.07%     1.09%    1.14%(6)      1.12%     1.18%
                           -------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income
     (Loss) to Average
     Net Assets              (.20%)    (.27%)     .03%      .16%      .20%          .57%     1.28%    1.44%(6)      1.60%     1.55%
                           -------------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(7)                   --        --        --        --        76%(6)        83%       78%      91%(6)        77%       70%
                           -------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                Period from
                                                                July 1, 1993
                                                                 to August
                           Year Ended August 31,                    31,                     Year Ended June 30,
                        1997(2)   1996(2)   1995(2)   1994(2)     1993(2)       1993     1992    1991    1990    1989    1988
                        ------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year      $  23.88  $  23.72  $  21.32  $  22.46  $  20.98      $  18.96  $17.80  $18.11  $19.04  $16.84  $20.83
                        ------------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment
     Income                  .19       .22       .17       .10       .02           .16     .23     .50     .83     .71     .55
    Net Gains or Losses
     on Securities
     (both realized and
     unrealized)           10.36      2.84      3.94      1.07      1.46          3.84    2.05     .27     .68    2.14   (1.05)
                        ------------------------------------------------------------------------------------------------------
      Total From
       Investment
       Operations          10.55      3.06      4.11      1.17      1.48          4.00    2.28     .77    1.51    2.85    (.50)
                        ------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)     (.22)     (.20)     (.11)     (.11)       --          (.19)   (.34)   (.74)   (.76)   (.65)   (.70)
    Distributions (from
     capital gains)        (2.61)    (2.70)    (1.60)    (2.20)       --         (1.79)   (.78)   (.34)  (1.68)     --   (2.79)
                        ------------------------------------------------------------------------------------------------------
      Total
       Distributions       (2.83)    (2.90)    (1.71)    (2.31)       --         (1.98)  (1.12)  (1.08)  (2.44)   (.65)  (3.49)
                        ------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Year                   $  31.60  $  23.88  $  23.72  $  21.32  $  22.46      $  20.98  $18.96  $17.80  $18.11  $19.04  $16.84
                        ------------------------------------------------------------------------------------------------------
Total Return(3)           +47.11%   +13.86%   +21.53%    +5.56%    +7.05%(4)    +21.78% +13.23%  +5.14%  +8.11% +17.59%  -2.73%
                        ------------------------------------------------------------------------------------------------------
Ratios/Supplemental
 Data
    Net Assets, End of
     Year (in millions) $3,103.7  $1,871.9  $1,564.0  $1,335.9  $1,185.1      $1,085.6  $852.9  $823.5  $793.8  $743.0  $718.8
                        ------------------------------------------------------------------------------------------------------
    Ratio of Gross
     Expenses to
     Average Net
     Assets(5)               .81%      .84%       --        --        --            --      --      --      --      --      --
                        ------------------------------------------------------------------------------------------------------
    Ratio of Net
     Expenses to
     Average Net Assets      .81%      .84%      .83%      .81%      .84%(6)       .86%    .86%    .88%    .91%    .97%    .95%
                        ------------------------------------------------------------------------------------------------------
    Ratio of Net
     Investment Income
     to Average Net
     Assets                  .72%      .93%      .83%      .48%      .59%(6)       .83%   1.23%   2.84%   4.53%   3.96%   3.28%
                        ------------------------------------------------------------------------------------------------------
    Portfolio Turnover
     Rate(7)                  --        --        --        --         6%           82%     97%    161%    136%    157%    210%
                        ------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Fund
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                               Period from
                                                                            March 16, 1994(10)
                                                    Year Ended August 31,     to August 31,
                                                     1997    1996    1995          1994
                                                    ------------------------------------------
Net Asset Value, Beginning of Year                  $13.88  $11.84  $10.07        $10.00
                                                    ------------------------------------------
Income From Investment Operations
    Net Investment Income                              .03     .02     .03           .01
    Net Gains or Losses on Securities (both
     realized and unrealized)                         4.33    2.35    1.76           .06
                                                    ------------------------------------------
      Total From Investment Operations                4.36    2.37    1.79           .07
                                                    ------------------------------------------
Less Distributions
    Dividends (from net investment income)            (.03)   (.02)   (.02)           --
    Distributions (from capital gains)                (.42)   (.31)     --            --
                                                    ------------------------------------------
      Total Distributions                             (.45)   (.33)   (.02)           --
                                                    ------------------------------------------
Net Asset Value, End of Year                        $17.79  $13.88  $11.84        $10.07
                                                    ------------------------------------------
Total Return(3)                                     +31.96% +20.19% +17.82%        +0.70%(4)
                                                    ------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $ 59.7  $ 32.9  $  8.2        $  2.3
                                                    ------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(5)                                        1.49%   1.50%     --            --
                                                    ------------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)    1.48%   1.50%   1.51%         1.50%(6)
                                                    ------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(8)                                         .23%    .19%    .36%          .50%(6)
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Funds
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Fund.
2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For International and Socially Responsive, total return would have been lower if Management and/or BNP-N&B Global Asset Management L.P. had not reimbursed certain expenses. For Genesis, total return would have been lower if Management had not waived a portion of the management fee.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without expense reductions related to expense offset arrangements. For Genesis, International, and Socially Responsive, these ratios include expense repayment arrangements or management fee waiver.
6) Annualized.
7) Each Fund (except International and Socially Responsive) transferred all of its investment securities into its respective Portfolio on August 2, 1993. After that date each Fund invested only in its corresponding Portfolio, and that Portfolio, rather than the Fund, engaged in securities transactions. Therefore, after that date no Fund had a portfolio turnover rate. Portfolio turnover rates for periods ending after August 2, 1993 are included in the Financial Highlights for each Portfolio, which appear elsewhere in this report.
8) After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                             Period From
                                                     Year Ended          September 27, 1988
                                                      July 31,               to July 31,
GENESIS                                            1991        1990             1989
--------------------------------------------------------------------------------------------
Expenses                                           2.16%       2.40%                  3.79%
                                                 -------------------------------------------
Net Investment Income (Loss)                        .44%        .01%                 (1.28%)
                                                 -------------------------------------------

      Had Genesis not reimbursed Management, the annualized ratios to average daily net assets would have been:

                                                 Year Ended
                                                  July 31,
                                                    1992
------------------------------------------------------------
Expenses                                              1.65%
                                                       -----
Net Investment Income                                  .21%
                                                       -----

      Had Management not waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio (see Note B of Notes to Financial Statements of the Portfolios) the annualized ratios to average daily net assets would have been:

                                                          Year Ended
                                                          August 31,
                                                  1997       1996       1995
-----------------------------------------------------------------------------
Net Expenses                                      1.26%      1.38%      1.38%
                                                 ----------------------------
Net Investment Loss                               (.18%)     (.28%)     (.19%)
                                                 ----------------------------

      After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                        Period from
                                                    Year Ended         June 15, 1994
                                                    August 31,         to August 31,
INTERNATIONAL                                     1996       1995           1994
-------------------------------------------------------------------------------------
Net Expenses                                      2.28%      2.31%             2.50%
                                                 ------------------------------------
Net Investment Income (Loss)                      (.34%)      .12%             (.23%)
                                                 ------------------------------------

                                                                        Period from
                                                    Year Ended         March 16, 1994
                                                    August 31,         to August 31,
SOCIALLY RESPONSIVE                               1996       1995           1994
-------------------------------------------------------------------------------------
Net Expenses                                      1.69%      2.50%             2.50%
                                                 ------------------------------------
Net Investment Income (Loss)                       .00%      (.63%)            (.50%)
                                                 ------------------------------------

      Had International not reimbursed Management, the annualized ratios to average daily net assets would have been:

                                                 Year Ended
                                                 August 31,
                                                    1997
------------------------------------------------------------
Net Expenses                                          1.69%
                                                       -----
Net Investment Loss                                   (.01%)
                                                       -----

      Had Socially Responsive not reimbursed Management, the annualized ratios to average daily net assets would have been:

                                                 Year Ended
                                                 August 31,
                                                    1997
------------------------------------------------------------
Net Expenses                                          1.20%
                                                       -----
Net Investment Income                                  .51%
                                                       -----

 9) Adjusted for a 200% stock dividend effective January 20, 1993.
10) The date investment operations commenced.
11) For the eight-month period ended August 31, 1990.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Funds and
Shareholders of Neuberger&Berman Manhattan Fund and
Neuberger&Berman Socially Responsive Fund

   We have audited the accompanying statements of assets and liabilities of Neuberger&Berman Manhattan Fund and Neuberger&Berman Socially Responsive Fund (collectively the "Funds"), as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Fund and Neuberger&Berman Socially Responsive Fund as of August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 3, 1997

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger&Berman Equity Funds and
Shareholders of:
Neuberger&Berman Focus Fund
Neuberger&Berman Genesis Fund
Neuberger&Berman Guardian Fund
Neuberger&Berman International Fund and
Neuberger&Berman Partners Fund

   We have audited the accompanying statements of assets and liabilities of the Neuberger&Berman Focus Fund, Neuberger&Berman Genesis Fund, Neuberger& Berman Guardian Fund, Neuberger&Berman International Fund, and Neuberger& Berman Partners Fund, five of the series comprising Neuberger&Berman Equity Funds (the "Trust"), as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger&Berman Equity Funds at August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 3, 1997

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 5.5%
 2.  3Com Corp.                                      4.3%
 3.  Aetna Inc.                                      4.0%
 4.  General Motors                                  3.9%
 5.  CITICORP                                        3.8%
 6.  ADVANTA Corp. Class A                           3.6%
 7.  Foundation Health Systems                       3.5%
 8.  Travelers Group                                 3.3%
 9.  Countrywide Credit Industries                   3.2%
10.  Banc One                                        3.1%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (98.1%)
AUTOMOTIVE (7.0%)
 1,370,000  Chrysler Corp.                  $    48,121
   981,000  General Motors                       61,558
                                            ------------
                                                109,679
                                            ------------
FINANCIAL SERVICES (38.5%)
   380,000  ACE Ltd.                             31,587
 1,691,500  ADVANTA Corp. Class A                56,031 (2)
   195,300  Associates First Capital             11,340
   900,000  Banc One                             48,263
   365,200  BankBoston Corp.                     30,357
   940,000  Capital One Financial                36,190
   466,200  CITICORP                             59,499
 1,515,000  Countrywide Credit Industries        51,037
   986,000  Fannie Mae                           43,384
 1,225,000  Federal Home Loan Mortgage           39,889
   242,000  Hartford Financial Services
             Group                               19,299
   570,000  Merrill Lynch                        35,055

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   569,300  Morgan Stanley, Dean Witter,
             Discover                        $   27,398
   525,600  PartnerRe Ltd.                       20,893
   307,500  Providian Corp.                      11,454
   222,000  St. Paul Cos.                        16,289
   162,000  Transamerica Corp.                   15,967
   820,000  Travelers Group                      52,070
                                            ------------
                                                606,002
                                            ------------
HEALTH CARE (14.9%)
   652,600  Aetna Inc.                           62,283
 1,743,000  Foundation Health Systems            55,449 (3)
   230,000  PacifiCare Health Systems
             Class B                             15,726
   934,500  Sierra Health Services               30,780 (2)(3)
   519,300  United Healthcare                    25,251
   838,000  Wellpoint Health Networks            45,566 (3)
                                            ------------
                                                235,055
                                            ------------
HEAVY INDUSTRY (9.1%)
 1,285,000  AGCO Corp.                           41,762
 1,045,000  DT Industries                        31,089 (2)
   604,100  Harnischfeger Industries             24,240
   297,500  Ispat International                   7,977 (3)
   804,600  UCAR International                   37,967 (3)
                                            ------------
                                                143,035
                                            ------------
RETAIL (8.3%)
   600,000  Barnes & Noble                       27,862 (3)
 1,925,000  Furniture Brands International       33,928 (3)
 1,298,000  Neiman-Marcus Group                  40,076 (3)
   434,800  Payless ShoeSource                   27,882 (3)
                                            ------------
                                                129,748
                                            ------------
TECHNOLOGY (18.8%)
 1,340,000  3Com Corp.                           66,916 (3)
   200,000  Applied Materials                    18,875 (3)
   242,000  Arrow Electronics                    14,868 (3)

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   585,000  Atmel Corp.                      $   20,694(3)
   976,000  Cabletron Systems                    29,524(3)
 1,312,500  Compaq Computer                      85,969(3)(4)
   449,000  Gateway 2000                         17,567(3)
   550,000  Rational Software                     9,075(3)
   950,000  Silicon Valley Group                 32,063(3)
                                            ------------
                                                295,551
                                            ------------
TRANSPORTATION (1.5%)
   644,000  Continental Airlines Class B         23,586 (3)
                                            ------------
            TOTAL COMMON STOCKS (COST
             $955,133)                        1,542,656
                                            ------------

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
SHORT-TERM CORPORATE NOTES (2.9%)
$46,120,000 General Electric Capital
             Corp., 5.45%, due 9/2/97
             (COST $46,120)                  $   46,120(5)
                                            ------------
            TOTAL INVESTMENTS (101.0%)
             (COST $1,001,253)                1,588,776(6)
            Liabilities, less cash,
             receivables and other assets
             [(1.0%)]                           (15,335)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,573,441
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Thiokol Corp.                                   2.9%
 2.  Pride International                             2.8%
 3.  BMC Industries                                  2.2%
 4.  Bank United                                     2.1%
 5.  Texas Industries                                2.0%
 6.  Data General                                    1.9%
 7.  AAR Corp.                                       1.9%
 8.  Dallas Semiconductor                            1.8%
 9.  Webster Financial                               1.6%
10.  AptarGroup Inc.                                 1.6%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (93.7%)
AEROSPACE (10.4%)
   617,600  AAR Corp.                       $    20,728
   140,800  Alliant Techsystems                   9,090 (3)
   947,000  Aviall Inc.                          15,507
   154,700  BE Aerospace                          5,492 (3)
   401,500  DONCASTERS PLC ADR                   10,339 (3)
   199,900  Ducommun Inc.                         7,446 (3)
   171,200  Hexcel Corp.                          4,762 (3)
    79,300  Moog, Inc. Class A                    2,885 (3)
   257,300  Orbital Sciences                      5,580 (3)
   390,100  Thiokol Corp.                        31,062
                                            ------------
                                                112,891
                                            ------------
AUTOMOTIVE (1.3%)
   144,500  Donaldson Co.                         6,448
    67,800  Monaco Coach                          1,678 (3)
   135,900  Tower Automotive                      6,099 (3)
                                            ------------
                                                 14,225
                                            ------------
BANKING & FINANCIAL (13.3%)
   642,400  Bank United                          23,207 (3)
   112,250  Charter One Financial                 6,103

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
    90,400  Coast Savings Financial          $    4,164(3)
    95,900  Colonial BancGroup                    2,523
   121,500  Community First Bankshares            4,951
   185,000  Cullen/Frost Bankers                  8,232
   211,600  Dime Community Bancorp                4,153
   166,700  First Commerce                        8,898
   583,000  Golden State Bancorp                 16,834
   119,600  Long Island Bancorp                   4,769
    78,300  North Fork Bancorp                    1,953
   112,700  Ocean Financial                       3,789
    65,377  ONBANCorp, Inc.                       3,400
   218,500  Peoples Heritage Financial
             Group                                8,139
    89,450  Queens County Bancorp                 4,819
   202,600  Reliance Bancorp                      6,243
   458,450  Sterling Bancshares                   8,252
   264,750  Texas Regional Bancshares             6,751
   325,800  Webster Financial                    17,227
                                            ------------
                                                144,407
                                            ------------
BUILDING, CONSTRUCTION & FURNISHINGS (3.6%)
   656,100  Apogee Enterprises                   14,352
    73,000  Lincoln Electric Class A              2,847
   659,600  Texas Industries                     21,973
                                            ------------
                                                 39,172
                                            ------------
CHEMICALS (0.8%)
   334,100  Lawter International                  4,385
   201,000  Lilly Industries                      4,447
                                            ------------
                                                  8,832
                                            ------------
COMMUNICATIONS (0.6%)
   175,100  Black Box                             6,369 (3)
                                            ------------
CONSUMER PRODUCTS & SERVICES (5.2%)
   120,073  Block Drug                            5,703
   124,100  Bush Boake Allen                      3,863 (3)

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   368,800  Coachmen Industries              $    6,823
   427,400  First Brands                         10,658
     3,400  Marcus Corp.                             84
   579,500  Prime Hospitality                    11,011(3)
   645,000  Richfood Holdings                    14,513
   125,000  The First Years                       3,156
                                            ------------
                                                 55,811
                                            ------------
DIAGNOSTIC EQUIPMENT (1.2%)
   683,100  ADAC Laboratories                    13,406
                                            ------------
ELECTRONICS (3.7%)
   224,800  Continental Circuits                  4,496 (3)
   496,100  Dallas Semiconductor                 19,007
    79,400  Kent Electronics                      2,973 (3)
    70,000  Nu Horizons                             551 (3)
    84,943  Pioneer Standard Electronics          1,274
   302,600  SCI Systems                          11,896 (3)
                                            ------------
                                                 40,197
                                            ------------
ENERGY (4.4%)
   286,400  Apache Corp.                         11,367
   157,300  Aquila Gas Pipeline                   1,642
   182,500  Cairn Energy USA                      2,087 (3)
   701,900  Coho Energy                           6,844 (3)
   121,800  Cross Timbers Oil                     2,626
    54,200  Ocean Energy                          3,486
   243,800  Offshore Energy Development           1,310 (3)
   410,900  Swift Energy                         10,658 (3)
   564,400  Unit Corp.                            7,584 (3)
                                            ------------
                                                 47,604
                                            ------------
HEALTH CARE (6.7%)
   460,200  Ballard Medical Products             10,642
   110,000  CONMED Corp.                          2,049 (3)
   168,000  Haemonetics Corp.                     3,066 (3)
   749,800  Kinetic Concepts                     13,778
   235,500  Patterson Dental                      8,331 (3)
   151,900  Sofamor Danek Group                   7,282 (3)
    90,000  STAAR Surgical                        1,530 (3)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   266,500  Sullivan Dental Products         $    6,862
   375,200  Trigon Healthcare                     8,958(3)
   232,500  Universal Health Services
             Class B                             10,186(3)
                                            ------------
                                                 72,684
                                            ------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (7.8%)
   115,000  Alamo Group                           2,530
   752,800  BMC Industries                       23,431
   108,500  Dionex Corp.                          5,073 (3)
   142,850  Holophane Corp.                       3,321 (3)
   228,400  Kaydon Corp.                         13,490
   134,100  Libbey Inc.                           5,146
   332,000  NN Ball & Roller                      4,067
   119,900  Pameco Corp.                          2,308 (3)
   107,000  Pentair, Inc.                         3,812
    81,600  Roper Industries                      2,305
   139,900  SOS Staffing Services                 2,396 (3)
   154,800  W.H. Brady                            4,702
   127,100  Wallace Computer Services             3,940
   168,100  Wolverine Tube                        5,400 (3)
   155,750  Woodhead Industries                   2,881
                                            ------------
                                                 84,802
                                            ------------
INSURANCE (2.0%)
    94,400  Allied Group                          4,177
   210,300  FBL Financial Group                   6,730 (3)
    81,000  Orion Capital                         3,443
   178,000  Penn-America Group                    3,248
   109,400  Trenwick Group                        3,979
                                            ------------
                                                 21,577
                                            ------------
MACHINERY & EQUIPMENT (1.6%)
   119,800  Allied Products                       4,231
   536,700  Stewart & Stevenson Services         13,082
                                            ------------
                                                 17,313
                                            ------------

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
OFFICE EQUIPMENT (0.0%)
    14,960  DH Technology                   $       254 (3)
                                            ------------
OIL SERVICES (16.6%)
   208,200  Cal Dive International                7,079 (3)
   178,800  Cliffs Drilling                       8,527 (3)
   138,800  Dawson Production Services            2,602 (3)
   217,100  Dreco Energy Services                11,941 (3)
   322,000  Falcon Drilling                      10,143 (3)
   145,000  Friede Goldman International          5,836 (3)
   265,200  Global Industries                     9,663 (3)
   187,700  Hvide Marine                          5,795 (3)
   399,500  Nabors Industries                    13,758 (3)
   238,300  National-Oilwell                     14,670 (3)
   480,700  Oceaneering International            11,206 (3)
   742,500  Offshore Logistics                   13,551 (3)
   940,500  Pride International                  30,096
   142,400  Smith International                  10,360 (3)
   224,400  Trico Marine Services                 6,956 (3)
   192,600  Tuboscope Inc.                        5,369 (3)
   108,400  UTI Energy                            8,306 (3)
   213,700  Willbros Group                        3,686 (3)
                                            ------------
                                                179,544
                                            ------------
PACKING & CONTAINERS (1.6%)
   302,200  AptarGroup Inc.                      16,999
                                            ------------
PUBLISHING & BROADCASTING (0.5%)
    87,500  McClatchy Newspapers                  2,636
    45,666  Pulitzer Publishing                   2,400
                                            ------------
                                                  5,036
                                            ------------
REAL ESTATE (2.8%)
   197,100  CCA Prison Realty Trust               6,529 (3)
    26,800  Crescent Operating                      432
   359,500  Crescent Real Estate Equities        11,369
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   470,100  Prime Retail                     $    6,787
   219,400  SL Green Realty                       5,225(3)
                                            ------------
                                                 30,342
                                            ------------
RETAILING (0.9%)
   228,900  99 Cents Only Stores                  7,353 (3)
   119,000  Schultz Sav-O Stores                  2,901
                                            ------------
                                                 10,254
                                            ------------
TECHNOLOGY (7.8%)
   176,600  Analysts International                6,049
   935,900  Auspex Systems                       10,295 (3)
 1,378,700  Borland International                12,236 (3)
   267,400  CACI International                    4,512 (3)
   134,700  Computer Data Systems                 4,108
   578,900  Data General                         20,804 (3)
   300,000  Methode Electronics Class A           7,125
   706,700  Reynolds & Reynolds                  14,222
   159,000  Zebra Technologies                    4,671 (3)
                                            ------------
                                                 84,022
                                            ------------
TEXTILES & APPAREL (0.5%)
   124,300  St. John Knits                        5,236
                                            ------------
TRANSPORTATION, SHIPPING & FREIGHT (0.4%)
    78,375  Air Express International             2,381
   213,600  Maritrans Inc.                        1,775
                                            ------------
                                                  4,156
                                            ------------
            TOTAL COMMON STOCKS (COST
             $743,618)                        1,015,133
                                            ------------
PREFERRED STOCKS (0.3%)
    60,000  Hvide Capital Trust, Cv.,
             6.50%  (COST $3,000)                 3,757 (7)
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
U.S. TREASURY SECURITIES (6.6%)
$71,960,000 U.S. Treasury Bills, 5.00% &
             5.04%, due 9/4/97 & 10/16/97
              (COST $71,731)                 $   71,739
                                            ------------
SHORT-TERM CORPORATE NOTES (3.7%)
40,000,000  General Electric Capital
             Corp., 5.45%, due 9/2/97
             (COST $40,000)                      40,000 (5)
                                            ------------
            TOTAL INVESTMENTS (104.3%)
             (COST $858,349)                  1,130,629 (6)
            Liabilities, less cash,
             receivables and other assets
             [(4.3%)]                           (46,978 )
                                            ------------
            TOTAL NET ASSETS (100.0%)       $ 1,083,651
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 5.0%
 2.  General Motors                                  4.1%
 3.  Aetna Inc.                                      4.0%
 4.  3Com Corp.                                      4.0%
 5.  Foundation Health Systems                       3.3%
 6.  Banc One                                        3.2%
 7.  CITICORP                                        3.0%
 8.  Chrysler Corp.                                  3.0%
 9.  Merrill Lynch                                   2.3%
10.  Chase Manhattan                                 2.2%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (89.3%)
AGRICULTURE (4.8%)
  4,737,400  AGCO Corp.                      $   153,966 (2)
  4,160,000  IMC Global                          146,380
  1,592,900  Potash Corp. of Saskatchewan        117,775
                                             ------------
                                                 418,121
                                             ------------
AUTOMOTIVE (11.4%)
  2,662,300  Cabot Corp.                          72,881
  7,380,000  Chrysler Corp.                      259,223
  4,893,900  Coltec Industries                   109,501 (2)(3)
  5,760,500  General Motors                      361,471
    574,000  Lear Corp.                           26,296 (3)
  1,815,486  LucasVarity PLC ADR                  57,528
    809,800  Magna International Class A          53,649
  2,130,081  Mark IV Industries                   53,518
                                             ------------
                                                 994,067
                                             ------------
BANKING (11.3%)
  5,174,963  Banc One                            277,507
  1,830,000  BankBoston Corp.                    152,119
  1,750,000  Chase Manhattan                     194,578

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  2,060,000  CITICORP                         $  262,908
    504,000  First Tennessee National             26,838
    904,400  First Union                          43,468
    140,000  Wells Fargo                          35,595
                                             ------------
                                                 993,013
                                             ------------
DRUGS (0.4%)
    361,100  Zeneca Group ADR                     34,485
                                             ------------
ELECTRONICS (2.7%)
  2,866,000  Atmel Corp.                         101,385 (3)
  2,350,000  Teradyne, Inc.                      130,865 (3)
                                             ------------
                                                 232,250
                                             ------------
ENERGY (2.3%)
  2,295,700  Enron Oil & Gas                      55,384
  1,670,000  Unocal Corp.                         65,234
    788,200  Vastar Resources                     33,646
  1,702,000  Zeigler Coal Holding                 43,507 (2)
                                             ------------
                                                 197,771
                                             ------------
FINANCIAL SERVICES (14.0%)
  3,955,000  ADVANTA Corp. Class B               125,571
    220,814  Alleghany Corp.                      52,995 (3)
  4,445,000  Capital One Financial               171,133 (2)
  5,445,000  Countrywide Credit Industries       183,428 (2)
  4,100,000  Fannie Mae                          180,400
  3,210,000  Federal Home Loan Mortgage          104,526
  3,280,000  Merrill Lynch                       201,720
    400,000  MGIC Investment                      20,125 (4)
  3,715,000  Morgan Stanley, Dean Witter,
              Discover                           178,784
    510,000  Security Capital Industrial
              Trust                               10,774
                                             ------------
                                               1,229,456
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
FOOD PRODUCTS (0.6%)
  2,224,300  IBP, Inc.                       $    51,020
                                             ------------
HEALTH CARE (11.6%)
  3,673,500  Aetna Inc.                          350,590
  9,065,800  Foundation Health Systems           288,406 (2)(3)
  4,240,400  Humana Inc.                          99,914 (3)
  1,960,300  Mid Atlantic Medical Services        30,262 (3)
  1,327,790  PacifiCare Health Systems
              Class B                             90,788 (3)
    800,000  United Healthcare                    38,900
  2,226,396  Wellpoint Health Networks           121,060 (3)
                                             ------------
                                               1,019,920
                                             ------------
HEAVY INDUSTRY (3.3%)
  1,010,000  Aluminum Co. of America              83,073
  1,166,900  Harnischfeger Industries             46,822
  3,404,400  UCAR International                  160,645 (2)(3)
                                             ------------
                                                 290,540
                                             ------------
INDUSTRIAL GOODS & SERVICES (1.7%)
  1,460,200  American Standard                    68,630 (3)
  1,885,000  USG Corp.                            80,819 (3)
                                             ------------
                                                 149,449
                                             ------------
INSURANCE (4.9%)
    626,250  American International Group         59,102
  1,499,800  Hartford Financial Services
              Group                              119,609
    460,500  St. Paul Cos.                        33,789
    451,050  Transatlantic Holdings               31,884
  2,894,066  Travelers Group                     183,773
                                             ------------
                                                 428,157
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
MEDIA & ENTERTAINMENT (0.6%)
  1,050,700  Harcourt General                $    49,974
    147,000  Jones Intercable Inc. Class A         1,654 (3)
                                             ------------
                                                  51,628
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
  2,173,700  INMC Mortgage Holdings               52,033
  1,040,000  Spieker Properties                   38,675
                                             ------------
                                                  90,708
                                             ------------
RETAIL (1.1%)
  1,034,400  Barnes & Noble                       48,035 (3)
  1,300,000  Wal-Mart Stores                      46,150
                                             ------------
                                                  94,185
                                             ------------
TECHNOLOGY (16.6%)
  7,000,000  3Com Corp.                          349,562 (3)
  1,020,000  Applied Materials                    96,262 (3)
  1,475,000  Arrow Electronics                    90,620 (3)
  1,296,600  Avnet, Inc.                          89,709
  5,120,000  Cabletron Systems                   154,880 (3)
  6,724,000  Compaq Computer                     440,422 (3)(4)
    625,000  Gateway 2000                         24,453 (3)
    500,000  KLA-Tencor                           35,438 (3)
    552,000  Komag, Inc.                           9,695 (3)
  1,735,200  National Semiconductor               59,431 (3)
  1,350,000  Seagate Technology                   51,553 (3)
    490,000  Texas Instruments                    55,676 (4)
                                             ------------
                                               1,457,701
                                             ------------
TRANSPORTATION (1.0%)
  1,510,600  Continental Airlines Class B         55,326 (3)
    550,000  Union Pacific                        35,715
                                             ------------
                                                  91,041
                                             ------------
             TOTAL COMMON STOCKS (COST
              $5,217,000)                      7,823,512
                                             ------------

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
PREFERRED STOCKS (0.1%)
     52,430  Aetna Inc., Ser. C, Cv., 6.25%  $     4,614
    125,000  PacifiCare Health Systems,
              Ser. C, Cv., $1.00                   3,500
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $7,557)                              8,114
                                             ------------

 Principal
  Amount
-----------
CONVERTIBLE BONDS (0.2%)
$15,000,000  International CableTel Inc.,
              Cv. Sub. Notes, 7.25%, due
              4/15/05 (COST $14,997)              15,075(7)
                                             ------------
U.S. TREASURY SECURITIES (10.5%)
717,980,000  U.S. Treasury Bills, 4.79% -
              5.325%, due 9/4/97 -
              10/16/97                           716,117
 15,000,000  U.S. Treasury Notes, 8.00%,
              due 5/15/01                         15,895


                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
$100,000,000 U.S. Treasury Bonds, 6.25%,
              due 8/15/23                     $   94,625
100,000,000  U.S. Treasury Bonds, 6.00%,
              due 2/15/26                         91,500
                                             ------------
             TOTAL U.S. TREASURY SECURITIES
              (COST $923,065)                    918,137
SHORT-TERM CORPORATE NOTES (0.4%)
 36,480,000  General Electric Capital
              Corp., 5.45%, due 9/2/97
              (COST $36,480)                      36,480(5)
                                             ------------
             TOTAL INVESTMENTS (100.5%)
              (COST $6,199,099)                8,801,318(6)
             Liabilities, less cash,
              receivables and other assets
              [(0.5%)]                           (43,111)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $8,758,207
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          International Portfolio

                                         TOP TEN EQUITY HOLDINGS
      ----------------------------------------------------------------------------------------------
     HOLDING                                       COUNTRY      INDUSTRY                   PERCENTAGE
 1.  Novartis AG                               Switzerland      Pharmaceutical                   1.4%
 2.  ASM Lithography Holding-New York          Netherlands      Electronics                      1.2%
 3.  Orbotech, Ltd.                            Israel           Electronics                      1.2%
 4.  Datacraft Asia                            Singapore        Telecommunications               1.2%
 5.  Vanda Systems & Communication Holdings    Hong Kong        Technology                       1.2%
 6.  Dassault Systemes ADR                     France           Technology                       1.2%
 7.  Misys PLC                                 United Kingdom   Technology                       1.1%
 8.  Hansabank Ltd.                            Finland          Banking & Financial              1.1%
 9.  Lukoil Holding ADR                        Russia           Oil & Gas                        1.0%
10.  CANTV ADR                                 Venezuela        Telecommunications               1.0%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (89.7%)
ARGENTINA (1.4%)
    8,770  IRSA Inversiones y
            Representaciones GDR           $       390
   25,000  Perez Companc ADR                       413
   10,000  Telefonica de Argentina ADR             347
   14,570  YPF SA ADR                              474
                                           -------------
                                                 1,624
                                           -------------
AUSTRALIA (0.2%)
   37,500  QBE Insurance Group                     203
                                           -------------
AUSTRIA (0.3%)
    2,300  OMV AG                                  303
                                           -------------
BELGIUM (1.1%)
    3,000  Barco Industries                        587
    8,060  Telinfo SA                              428
      100  UCB SA                                  311
                                           -------------
                                                 1,326
                                           -------------

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
BRAZIL (0.7%)
    7,000  Telecomunicacoes Brasileiras
            ADR                            $       826
                                           -------------
CHILE (0.3%)
   12,300  Compania de Telecomunicaciones
            de Chile ADR                           370
                                           -------------
CZECH REPUBLIC (0.2%)
    8,000  Czech Republic Fund                     109
    3,650  Komercni Banka GDR                       74  (7)
                                           -------------
                                                   183
                                           -------------
DENMARK (2.6%)
   15,000  Bang & Olufsen Holding, B
            Shares                                 849
    8,840  Carli Gry International                 499
    6,250  Falck AS                                264
    7,000  NeuroSearch AS                          437  (3)

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
    5,000  Unidanmark AS, A Shares           $     292
   20,000  VT Holding, B Shares                    698(3)
                                           -------------
                                                 3,039
                                           -------------
FINLAND (4.6%)
   16,400  Aamulehti Group II                      519
   77,600  Hansabank Ltd.                        1,291
    7,750  Hartwall AB                             563
    7,500  Orion Group, B Shares                   241
   19,800  Pohjola Insurance Group, B
            Shares                                 586
    7,500  Raision Tehtaat                         786
   46,000  Tamro AB                                279
   11,000  TT Tieto, B Shares                      989
                                           -------------
                                                 5,254
                                           -------------
FRANCE (5.4%)
    8,990  Chargeurs International                 533
    2,800  Compagnie Generale des Eaux             312
   21,000  Dassault Systemes ADR                 1,365
    1,000  Elf Gabon                               229
    1,562  Europe 1 Communication                  360
      800  Gevelot SA                              169
    4,000  Grand Optical Photoservice              649
   16,720  Lagardere SCA                           447
    6,300  Michelin, B Shares                      354
    2,190  Pathe SA                                409
    7,000  Scor SA ADR                             288
    5,800  Societe Generale                        720
    2,500  Unilog SA                               339
                                           -------------
                                                 6,174
                                           -------------
GERMANY (3.2%)
   10,000  Altana AG                               750
    8,000  Hoechst AG                              317
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
    9,000  Kiekert AG                        $     374
    1,600  Plettac AG                              355
   14,000  Rofin-Sinar Technologies                241(3)
    8,400  SGL Carbon                            1,042
      900  Volkswagen AG                           646
                                           -------------
                                                 3,725
                                           -------------
HONG KONG (4.2%)
  822,000  ASM Pacific Technology                  594
   45,000  Cheung Kong Holdings                    476
1,140,000  Founder Hong Kong                     1,008
   30,000  HSBC Holdings                           914
   34,000  Hutchison Whampoa                       283
  100,000  Kwong On Bank                           148
2,410,000  Vanda Systems & Communication
            Holdings                             1,368
                                           -------------
                                                 4,791
                                           -------------
HUNGARY (1.0%)
    3,260  EGIS Rt. EDR                            152  (3)
   15,850  OTP Bank GDR                            475
    1,950  Richter Gedeon GDR                      186  (7)
    3,500  Richter Gedeon GDR                      334
                                           -------------
                                                 1,147
                                           -------------
INDIA (0.6%)
   35,000  Videsh Sanchar Nigam GDR                517  (3)(7)
    9,700  Videsh Sanchar Nigam GDR                144  (3)
                                           -------------
                                                   661
                                           -------------
INDONESIA (0.5%)
  325,000  Fiskar Agung Perkasa                    165
    6,000  Indosat ADR                             130

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
  507,500  Jakarta International Hotels &
            Development                      $     254
    4,000  Telekomunikasi Indonesia ADR             79
                                           -------------
                                                   628
                                           -------------
IRELAND (0.8%)
   30,000  Adare Printing Group                    316
  110,272  Greencore Group                         563
                                           -------------
                                                   879
                                           -------------
ISRAEL (4.2%)
   19,500  Formula Systems                         432  (3)
   20,000  Memco Software                          388  (3)
   20,000  NICE-Systems ADR                        799
   28,200  Orbotech, Ltd.                        1,406  (3)
   56,500  Orckit Communications                   791  (3)
   29,000  Tecnomatix Technologies                 990  (3)
                                           -------------
                                                 4,806
                                           -------------
ITALY (1.9%)
   75,000  BPM                                     400
   50,000  ENI SpA                                 279
  189,380  Finanziaria Autogrill                   468
   45,975  IFI Istituto Finanziario                522
    3,000  Luxottica Group ADR                     175
   93,023  Telecom Italia                          328
                                           -------------
                                                 2,172
                                           -------------
JAPAN (9.4%)
    5,600  Acom Co.                                264
   11,700  Advantest Corp.                       1,066
    4,700  AFLAC, Inc.                             259
   15,000  Ariake Japan                            535
   18,000  Banyu Pharmaceutical                    301
   10,000  Circle K Japan                          500
   19,000  Fuji Photo Film                         730
   10,010  Fujimi, Inc.                            559
   15,000  Konami Co.                              464
    6,000  Kyocera Corp.                           377
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
    7,000  Micronics Japan                   $     339
   19,000  Mitsumi Electric                        411
    5,500  Nintendo Corp.                          453
   16,000  Noritsu Koki                            652
   13,000  Sankyo Co.                              394
   10,350  Shin-Etsu Chemical                      264
      375  Shinkawa                                  9
    8,700  SMC Corp.                               727
   12,800  Sony Corp.                            1,113
   10,000  Taisho Pharmaceutical                   244
   25,000  Taiyo Yuden                             292
   22,000  Takeda Chemical Industries              585
   15,000  Terumo Corp.                            273
                                           -------------
                                                10,811
                                           -------------
KOREA (0.1%)
    1,718  Samsung Electronics                     135  (3)
                                           -------------
MALAYSIA (0.2%)
   21,000  Malayan Banking                         139
   37,400  Malaysian Assurance Alliance            109
                                           -------------
                                                   248
                                           -------------
MEXICO (3.5%)
  101,859  ALFA, SA, A Shares                      780
   65,000  Cemex SA, B Shares                      358  (3)
   16,000  Coca-Cola FEMSA ADR                     764
   14,645  Desc SA ADR                             487
   83,000  Fomento Economico Mexicano, B
            Shares                                 576
   81,600  Gruma SA, B Shares                      364  (3)
   23,000  Panamerican Beverages, A
            Shares                                 691
                                           -------------
                                                 4,020
                                           -------------
NETHERLANDS (4.4%)
   13,000  Aegon NV-New York                       965
   16,800  ASM Lithography Holding-New
            York                                 1,428
   20,148  Getronics NV                            610
    8,300  Gucci Group-New York                    505

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   12,000  Hunter Douglas                    $     502
   14,000  Koninklijke Nedlloyd Groep              415
    6,500  Vendex International                    326
   14,000  VNU Verenigd Bezit                      292
                                           -------------
                                                 5,043
                                           -------------
NEW ZEALAND (0.4%)
   13,000  Telecom of New Zealand ADR              510
                                           -------------
NORWAY (2.6%)
   29,000  Merkantildata ASA                       738
   10,000  Petroleum Geo-Services ADR              607
   40,000  Saevik Supply                           533  (3)
   21,800  Schibsted ASA                           371
   33,400  Tomra Systems                           760
                                           -------------
                                                 3,009
                                           -------------
PERU (0.8%)
  421,000  Telefonica del Peru, B Shares           984
                                           -------------
PHILIPPINES (0.2%)
1,003,500  International Container
            Terminal Services                      213
                                           -------------
RUSSIA (3.2%)
   30,000  Gazprom ADR                             581  (3)(7)
   12,500  Lukoil Holding ADR                    1,125
    7,000  Tatneft ADR                             886  (3)(7)
   55,000  Trade House GUM ADR                     440
   18,700  Vimpel-Communications ADR               640  (3)
                                           -------------
                                                 3,672
                                           -------------
SINGAPORE (3.3%)
  220,000  Amtek Engineering                       294
  424,000  Datacraft Asia                        1,399
   84,000  Elec & Eltek International              605
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   39,000  United Overseas Bank-Foreign      $     301
  250,000  Venture Manufacturing                   908
   90,000  Want Want Holdings                      279
   18,000  Want Want Holdings, New                  54(3)
                                           -------------
                                                 3,840
                                           -------------
SPAIN (2.5%)
   21,900  Banco Bilbao Vizcaya                    586
   19,200  Banco Santander                         533
   17,200  Empresa Nacional de
            Electricidad ADR                       340
   10,000  Tele Pizza                              593  (3)
   10,500  Telefonica de Espana ADR                816
                                           -------------
                                                 2,868
                                           -------------
SWEDEN (7.7%)
   53,500  Atle AB                                 734
   11,460  Autoliv, Inc.                           448
   37,500  Biacore International ADR               389  (3)
   85,000  Bure Investment                       1,025
   30,000  Dahl International                      566
   18,400  Enator AB                               301
   17,000  Getinge Industrier, B Shares            268
    7,000  Incentive AB, A Shares                  645
   12,200  Kinnevik AB, B Shares                   367
   22,600  L.M. Ericsson Telephone ADR             942  (3)
   65,000  NK Cityfastigheter                      462  (3)
   20,000  Ortivus AB, B Shares                    838  (3)
    5,709  Pricer AB, B Shares                     170  (3)
   16,400  Skandia Forsakrings                     635
   24,000  Skandinaviska Enskilda Banken,
            A Shares                               258

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   15,000  Tornet Fastighets                 $     185
   35,000  WM-Data, B Shares                       589
                                           -------------
                                                 8,822
                                           -------------
SWITZERLAND (2.8%)
      595  Ares-Serono Group, B Shares             928
      125  Lindt & Spruengli                       207
    1,300  Logitech International                  229
    1,170  Novartis AG                           1,657
    1,100  Schweizerischer Bankverein              265
                                           -------------
                                                 3,286
                                           -------------
TAIWAN (0.9%)
   14,400  ASE Test                              1,051  (3)
                                           -------------
THAILAND (0.5%)
    6,200  Bangkok Bank-Foreign                     31
   55,900  K.R. Precision-Foreign                  405
   85,000  Thai Rung Union Car-Foreign             179
                                           -------------
                                                   615
                                           -------------
UNITED KINGDOM (13.0%)
   55,000  Alliance & Leicester                    559
   49,000  Azlan Group                             441
   48,800  Barclays PLC                          1,103
   31,500  Biocompatibles International            592  (3)
   32,300  Bodycote International                  509
    3,200  British Airways ADR                     331
    9,130  British Petroleum ADR                   773
   33,000  BTG PLC                                 372
   68,125  Carlton Communications                  542
   49,600  Cobham PLC                              615
   30,000  EMAP PLC                                399
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
1,100,000  Freepages Group                   $     669(3)
  250,000  Harrisons & Crosfield                   448
   38,000  J.D. Wetherspoon                        868
   60,000  JBA Holdings                            827
   40,000  Johnson Matthey                         407
   50,800  Misys PLC                             1,316
   70,000  Norwich Union                           385(3)
  157,000  Orange PLC                              553(3)
   96,000  Rentokil Initial                        336
   40,000  Sage Group                              462
   15,000  SEMA Group                              342
   25,000  Serco Group                             304
   50,000  Stagecoach Holdings                     553
   40,900  United Utilities                        457
  100,000  WPP Group                               449
    4,000  Zeneca Group ADR                        382
                                           -------------
                                                14,994
                                           -------------
VENEZUELA (1.0%)
   27,000  CANTV ADR                             1,114
                                           -------------
           TOTAL COMMON STOCKS (COST
            $80,502)                           103,346
                                           -------------
PREFERRED STOCKS (1.9%)
    1,000  BMW, Germany                            507
    2,333  Fresenius AG, Germany                   452
    9,000  Nokia Corp. ADR, A Shares,
            Finland                                698
    2,500  SAP AG, Germany                         572
                                           -------------
           TOTAL PREFERRED STOCKS (COST
            $1,421)                              2,229
                                           -------------
WARRANTS (0.0%)
    2,800  Compagnie Generale des Eaux,
            Expire 5/2/01, France (COST
            $0)                                      2  (3)
                                           -------------

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
Principal                                     (000's
 Amount                                      omitted)
---------                                  -------------
U.S. TREASURY SECURITIES (8.3%)
$9,550,000 U.S. Treasury Bills, 4.79% -
            5.33%, due 9/4/97 -
            10/16/97  (COST $9,522)          $   9,522(5)
                                           -------------
           TOTAL INVESTMENTS (99.9%)
            (COST $91,445)                     115,099
           Cash, receivables and other
            assets, less liabilities
            (0.1%)                                 165
                                           -------------
           TOTAL NET ASSETS (100.0%)         $ 115,264
                                           -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SUMMARY SCHEDULE OF INVESTMENTS
BY INDUSTRY
Neuberger&Berman
--------------------------------------------------------------------------------
          International Portfolio

                                     Market
                                    Value(1)
                                     (000's        Percentage
             Industry               omitted)      of Net Assets
  ------------------------------  -------------  ---------------
  Technology                        $  14,274            12.4%
  Electronics                          12,318            10.7%
  Telecommunications                   11,364             9.9%
  Banking & Financial                  10,113             8.8%
  U.S. Treasury Securities &
  Other Assets-Net                      9,687             8.4%
  Pharmaceutical                        7,633             6.6%
  Food & Beverage                       5,548             4.8%
  Oil & Gas                             5,487             4.8%
  Diversified                           4,901             4.2%
  Retailing                             3,976             3.4%
  Insurance                             3,430             3.0%
  Publishing & Broadcasting             2,798             2.4%
  Automotive                            2,507             2.2%
  Manufacturing                         2,425             2.1%
  Hospital Supplies                     2,360             2.0%
  Machinery & Equipment                 2,031             1.8%
  Restaurants                           1,929             1.7%
  Real Estate                           1,766             1.5%
  Industrial Goods & Services           1,683             1.5%
  Textiles                              1,441             1.2%
  Utilities                             1,111             1.0%
  Transportation                          967             0.8%
  Communications                          921             0.8%
  Building Materials                      861             0.7%
  Chemical                                581             0.5%
  Building, Construction &
  Furnishings                             566             0.5%
  Media & Entertainment                   464             0.4%
  Entertainment                           453             0.4%
  Advertising                             449             0.4%
  Airlines                                331             0.3%
  Energy                                  303             0.3%
  Consumer Goods & Services               264             0.2%
  Packing & Containers                    213             0.2%
  Investment Company                      109             0.1%
                                  -------------         -----
  TOTAL NET ASSETS                  $ 115,264           100.0%
                                  -------------         -----

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Nutrition                               2.3%
 2.  Staples Inc.                                    2.2%
 3.  CKE Restaurants                                 2.2%
 4.  CUC International                               2.1%
 5.  ACE Ltd.                                        2.0%
 6.  Finova Group                                    1.9%
 7.  KLA-Tencor                                      1.9%
 8.  Dura Pharmaceuticals                            1.8%
 9.  MBNA Corp.                                      1.8%
10.  TJX Cos.                                        1.7%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (92.7%)
BASIC MATERIALS (2.0%)
   108,100  Cytec Industries                $     5,277  (3)
   145,000  UCAR International                    6,842  (3)
                                            -------------
                                                 12,119
                                            -------------
CAPITAL GOODS (4.0%)
   385,000  Corporate Express                     6,569  (3)
   278,000  Miller Industries                     4,118  (3)
   167,100  U.S. Filter                           6,016  (3)
   200,700  USA Waste Services                    8,429  (3)
                                            -------------
                                                 25,132
                                            -------------
COMMUNICATIONS (0.2%)
    66,400  NTL Inc.                              1,469
                                            -------------
CONSUMER CYCLICALS (19.4%)
   390,000  Authentic Fitness                     6,118
   218,300  Costco Cos.                           7,872  (3)
   550,000  CUC International                    12,925  (3)
   169,900  Doubletree Corp.                      8,495  (3)
   220,100  GTECH Holdings                        6,617  (3)
   366,200  Harrah's Entertainment                8,217  (3)
   133,400  Hayes Wheels                          4,336  (3)
   131,400  Mirage Resorts                        3,523  (3)
   194,500  Outdoor Systems                       5,142  (3)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   200,000  Promus Hotel                      $   7,762(3)
    96,400  Robert Half International             5,627(3)
   155,300  SABRE Group Holdings                  4,775(3)
   580,000  Staples Inc.                         13,630(3)
   146,300  Sylvan Learning Systems               5,468(3)
    71,200  Tiffany & Co.                         3,222
   394,900  TJX Cos.                             10,860
   293,100  Viking Office Products                6,192(3)
                                            -------------
                                                120,781
                                            -------------
CONSUMER STAPLES (14.1%)
   117,600  Blyth Industries                      4,344  (3)
   567,600  Buffets Inc.                          6,208  (3)
   160,100  Cardinal Health                      10,607
   208,500  Cheesecake Factory                    5,760  (3)
   415,600  CKE Restaurants                      13,403
   420,900  Comcast Corp. Class A Special         9,865
   151,700  Estee Lauder                          7,206
   207,700  Evergreen Media                       9,944  (3)
   507,800  General Nutrition                    14,091  (3)
   104,900  Luxottica Group ADR                   6,123
                                            -------------
                                                 87,551
                                            -------------
ENERGY (6.4%)
   120,600  BJ Services                           8,713  (3)
   280,000  Enron Oil & Gas                       6,755
   313,900  Noble Drilling                        8,927  (3)
   233,800  Oryx Energy                           6,181  (3)
   139,500  Seagull Energy                        3,409  (3)
   110,000  Tidewater Inc.                        5,775
                                            -------------
                                                 39,760
                                            -------------
FINANCIAL SERVICES (15.6%)
   150,900  ACE Ltd.                             12,544
    60,000  BankBoston Corp.                      4,988
   200,000  Bear Stearns                          7,912
   153,500  Equitable Cos.                        6,677
   160,000  EXEL Ltd.                             8,780

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   140,000  Finova Group                      $  11,839
    95,300  GreenPoint Financial                  5,867
   284,100  MBNA Corp.                           10,920
   178,800  Northern Trust                        9,499
   190,100  PennCorp Financial Group              6,095
   129,100  Redwood Trust                         4,954
   140,100  State Street                          6,987
                                            -------------
                                                 97,062
                                            -------------
HEALTH CARE (10.7%)
   241,400  Acuson Corp.                          6,503  (3)
   316,200  Dura Pharmaceuticals                 11,265  (3)
    79,500  HBO & Co.                             5,694
   302,700  Omnicare, Inc.                        8,759
   100,400  Oxford Health Plans                   7,342  (3)
    30,700  Quintiles Transnational               2,394  (3)
    72,600  Spine-Tech                            3,412  (3)
   175,000  Watson Pharmaceuticals                9,198  (3)
   125,000  Wellpoint Health Networks             6,797  (3)
   172,200  Zonagen, Inc.                         5,446  (3)
                                            -------------
                                                 66,810
                                            -------------
TECHNOLOGY (17.6%)
   130,400  Altera Corp.                          6,944  (3)
    90,000  Andrew Corp.                          2,239  (3)
   116,500  Ascend Communications                 4,944  (3)
   131,700  BMC Software                          8,248  (3)
    92,500  CBT Group ADR                         6,013  (3)
   100,200  CHS Electronics                       3,870  (3)
   114,700  Citrix Systems                        5,792  (3)
   270,000  ECI Telecommunications                8,049
   135,900  EMC Corp.                             6,973  (3)
   335,200  Equifax, Inc.                         9,868
   163,700  KLA-Tencor                           11,602  (3)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   241,400  LSI Logic                         $   7,770(3)
   150,300  McAfee Associates                     8,511(3)
   163,600  Micron Technology                     7,290
   163,800  NextLevel Systems                     3,286(3)
    35,000  SAP AG (Ordinary Shares)              7,718
                                            -------------
                                                109,117
                                            -------------
TRANSPORTATION (1.0%)
   210,200  Southwest Airlines                    5,886
                                            -------------
UTILITIES (1.7%)
   288,600  AES Corp.                            10,678  (3)
                                            -------------
            TOTAL COMMON STOCKS (COST
             $483,085)                          576,365
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (3.5%)
$21,490,000 U.S. Treasury Bills, 5.165% &
             5.25%, due 9/18/97 (COST
             $21,437)                            21,439
                                            -------------
SHORT-TERM CORPORATE NOTES (2.9%)
18,100,000  General Electric Capital
             Corp., 5.45%, due 9/2/97
             (COST $18,100)                      18,100  (5)
                                            -------------
            TOTAL INVESTMENTS (99.1%)
             (COST $522,622)                    615,904  (6)
            Cash, receivables and other
             assets, less liabilities
             (0.9%)                               5,839
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   621,743
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1997

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Costco Cos.                                     2.1%
 2.  Comcast Corp. Class A Special                   2.0%
 3.  CITICORP                                        1.9%
 4.  EXEL Ltd.                                       1.9%
 5.  Burlington Northern Santa Fe                    1.9%
 6.  McDonald's Corp.                                1.9%
 7.  Gap, Inc.                                       1.7%
 8.  Host Marriott                                   1.7%
 9.  Allstate Corp.                                  1.7%
10.  Micron Technology                               1.7%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (94.4%)
AIRLINES (2.9%)
  1,103,300  Continental Airlines Class B    $    40,408 (3)
    150,700  Delta Air Lines                      13,036
  1,760,200  Southwest Airlines                   49,286
                                             ------------
                                                 102,730
                                             ------------
AUTO/TRUCK REPLACEMENT PARTS (1.6%)
    900,000  Goodyear Tire & Rubber               55,462
                                             ------------
AUTOMOTIVE (1.5%)
  1,567,600  Chrysler Corp.                       55,062
                                             ------------
BANKING & FINANCIAL SERVICES (6.0%)
  1,157,000  Capital One Financial                44,544
    464,600  Chase Manhattan                      51,658
    537,300  CITICORP                             68,573
  1,497,400  Countrywide Credit Industries        50,444
                                             ------------
                                                 215,219
                                             ------------
BUILDING, CONSTRUCTION & REFURNISHING (1.6%)
  1,300,000  USG Corp.                            55,737 (3)
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CHEMICALS (3.9%)
    900,000  duPont                          $    56,081
  1,267,200  Morton International                 42,135
    604,500  W.R. Grace                           41,597
                                             ------------
                                                 139,813
                                             ------------
COMMUNICATIONS (1.5%)
  1,636,000  Airtouch Communications              55,317 (3)
                                             ------------
CONSUMER GOODS & SERVICES (2.2%)
    692,400  Nike, Inc.                           36,957
  1,198,400  Tupperware Corp.                     40,221
                                             ------------
                                                  77,178
                                             ------------
DIVERSIFIED (1.6%)
  1,171,600  Tenneco Inc.                         56,896
                                             ------------
ELECTRONICS (2.0%)
  1,633,500  Loral Space & Communications         28,586 (3)
    462,900  Raychem Corp.                        43,079
                                             ------------
                                                  71,665
                                             ------------
ENTERTAINMENT (4.1%)
    900,000  Evergreen Media                      43,087 (3)
  1,848,900  Mirage Resorts                       49,574 (3)
  1,059,300  Time Warner                          54,554
                                             ------------
                                                 147,215
                                             ------------
FOOD & TOBACCO (4.5%)
  1,294,300  Anheuser-Busch                       55,170
  1,000,000  Philip Morris                        43,625
    400,000  RJR Nabisco Holdings                 13,925
  1,697,800  UST, Inc.                            49,024
                                             ------------
                                                 161,744
                                             ------------
FOOD PRODUCTS (0.7%)
  1,150,200  IBP, Inc.                            26,383
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
HEALTH CARE (3.8%)
  1,134,700  Biogen, Inc.                    $    44,679 (3)
  1,331,650  Columbia/HCA Healthcare              42,030
    713,042  Novartis AG ADR                      50,804
                                             ------------
                                                 137,513
                                             ------------
INDUSTRIAL GOODS & SERVICES (3.5%)
  1,088,000  AK Steel Holding                     49,232
    837,200  Crown Cork & Seal                    42,593
  1,000,000  Owens-Illinois                       34,812 (3)
                                             ------------
                                                 126,637
                                             ------------
INSURANCE (9.7%)
    522,700  Aetna Inc.                           49,885
    815,900  Allstate Corp.                       59,612 (3)
    444,700  Equitable Cos.                       19,344
  1,245,800  EXEL Ltd.                            68,363
  1,283,550  Orion Capital                        54,551
    500,000  Progressive Corp.                    49,500
    729,000  Travelers Group                      46,292
                                             ------------
                                                 347,547
                                             ------------
MEDIA (2.0%)
  3,032,081  Comcast Corp. Class A Special        71,064
                                             ------------
OIL & GAS (8.7%)
  1,333,400  Cabot Corp.                          36,502
    748,200  ENI ADR                              41,525
  1,109,200  Enron Corp.                          42,773
  2,957,500  Gulf Canada Resources                23,845 (3)
  1,003,300  Noble Affiliates                     46,528
    820,950  Tejas Gas                            38,995 (3)
  1,487,755  Union Pacific Resources Group        37,194
  1,353,800  YPF SA ADR                           44,083
                                             ------------
                                                 311,445
                                             ------------
OIL SERVICES (0.9%)
    597,000  Tidewater Inc.                       31,343
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
PAPER & FOREST PRODUCTS (2.6%)
    700,000  Mead Corp.                      $    49,656
    727,000  Weyerhaeuser Corp.                   41,984
                                             ------------
                                                  91,640
                                             ------------
PUBLISHING & BROADCASTING (1.7%)
  1,208,800  Hollinger International              15,563
    900,000  Knight-Ridder                        45,563
                                             ------------
                                                  61,126
                                             ------------
RAILROADS (1.9%)
    738,800  Burlington Northern Santa Fe         67,739
                                             ------------
REAL ESTATE (2.8%)
  3,072,100  Host Marriott                        59,906 (3)
    873,500  Security Capital Industrial
              Trust                               18,453
  1,607,700  Security Capital U.S. Realty         23,151 (7)
                                             ------------
                                                 101,510
                                             ------------
RESTAURANTS (1.9%)
  1,418,500  McDonald's Corp.                     67,113
                                             ------------
RETAILING (3.6%)
    605,000  CVS Corp.                            34,107
    984,200  Harcourt General                     46,811
  1,300,000  Wal-Mart Stores                      46,150
                                             ------------
                                                 127,068
                                             ------------
RETAILING & APPAREL (3.8%)
  2,100,000  Costco Cos.                          75,731 (3)
  1,350,000  Gap, Inc.                            59,991
                                             ------------
                                                 135,722
                                             ------------
SPECIALTY CHEMICAL (1.4%)
    979,300  Millipore Corp.                      48,475
                                             ------------
TECHNOLOGY (11.1%)
  1,243,000  Adobe Systems                        48,943
  1,300,000  Analog Devices                       43,063 (3)
    400,000  Autodesk, Inc.                       17,500
  1,300,000  Cabletron Systems                    39,325 (3)

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  1,460,600  Komag, Inc.                      $   25,652(3)
  1,325,000  Micron Technology                    59,045
     12,000  Netscape Communications                 478
  1,100,000  Seagate Technology                   42,006(3)
    467,600  Texas Instruments                    53,131
    660,300  Varian Associates                    37,678
    650,000  Western Digital                      31,281(3)
                                             ------------
                                                 398,102
                                             ------------
UTILITIES (0.9%)
  1,329,000  Unicom Corp.                         31,398 (3)
                                             ------------
             TOTAL COMMON STOCKS (COST
              $2,675,602)                      3,375,863
                                             ------------
PREFERRED STOCKS (0.4%)
    566,700  Fresenius National Medical
              Care, Class D                           41
    280,000  Loral Space & Communications
              Cv., Ser. C, 6%                     15,330 (7)
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $14,107)                            15,371
                                             ------------
RIGHTS (0.0%)
    873,500  Security Capital Industrial
              Trust, Expire 9/9/97 (COST
              $0)                                     14 (3)
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (4.2%)
$150,000,000 U.S. Treasury Bills, 5.04% &
              5.165%, due 9/18/97 &
              10/16/97  (COST $149,249)       $  149,263
                                             ------------
SHORT-TERM CORPORATE NOTES (1.2%)
 43,550,000  General Electric Capital
              Corp., 5.45%, due 9/2/97
              (COST $43,550)                      43,550 (5)
                                             ------------
             TOTAL INVESTMENTS (100.2%)
              (COST $2,882,508)                3,584,061 (6)
             Liabilities, less cash,
              receivables and other assets
              [(0.2%)]                            (8,488 )
                                             ------------
             TOTAL NET ASSETS (100.0%)       $ 3,575,573
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Intel Corp.                                     2.7%
 2.  Warner-Lambert                                  2.7%
 3.  ReliaStar Financial                             2.3%
 4.  Johnson & Johnson                               2.2%
 5.  Raychem Corp.                                   2.2%
 6.  A.G. Edwards                                    2.2%
 7.  CITICORP                                        2.1%
 8.  Dexter Corp.                                    2.1%
 9.  Wal-Mart Stores                                 2.1%
10.  Mead Corp.                                      2.1%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.1%)
AUTOMOTIVE (1.8%)
    90,000  Borg-Warner Automotive          $     4,691
                                            -------------
BANKING (9.6%)
    42,000  CITICORP                              5,360
    80,007  CoreStates Financial                  4,920
   230,000  Dime Bancorp                          4,442
    70,000  Mercantile Bancorporation             4,826
    90,000  National City                         5,085
                                            -------------
                                                 24,633
                                            -------------
BUSINESS SERVICES (1.9%)
   170,000  Dun & Bradstreet                      4,760
                                            -------------
CHEMICALS (8.5%)
    65,000  Air Products & Chemicals              5,302
   140,300  Dexter Corp.                          5,331
    60,000  Minerals Technologies                 2,385
   150,000  Morton International                  4,987
    50,000  Perkin-Elmer                          3,700
                                            -------------
                                                 21,705
                                            -------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
CONSUMER GOODS & SERVICES (2.7%)
    90,000  Kimberly-Clark                  $     4,270
    20,000  Procter & Gamble                      2,661
                                            -------------
                                                  6,931
                                            -------------
DIVERSIFIED (1.8%)
    60,000  Tyco International                    4,706
                                            -------------
ENERGY (1.8%)
   100,000  Noble Affiliates                      4,638
                                            -------------
FINANCIAL SERVICES (8.0%)
   140,000  A.G. Edwards                          5,565
   120,000  ADVANTA Corp. Class A                 3,975
    64,000  ADVANTA Corp. Class B                 2,032
   100,000  Fannie Mae                            4,400
    70,000  Travelers Group                       4,445
                                            -------------
                                                 20,417
                                            -------------
FOOD & BEVERAGE (1.6%)
    85,200  McDonald's Corp.                      4,031
                                            -------------
FURNISHINGS (1.8%)
   110,000  Leggett & Platt                       4,730
                                            -------------
HEALTH CARE (8.3%)
   200,000  Invacare Corp.                        4,200
   100,000  Johnson & Johnson                     5,669
   100,000  SmithKline Beecham ADR                4,331
    55,000  Warner-Lambert                        6,988
                                            -------------
                                                 21,188
                                            -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (2.2%)
    60,000  Raychem Corp.                         5,584
                                            -------------
INSURANCE (5.9%)
    60,000  Chubb Corp.                           4,013
    80,000  ReliaStar Financial                   5,980
    70,000  St. Paul Cos.                         5,136
                                            -------------
                                                 15,129
                                            -------------
LODGING (1.6%)
    75,000  HFS, Inc.                             4,177  (3)
                                            -------------

                                                                 August 31, 1997
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
MACHINERY & EQUIPMENT (1.8%)
   178,400  Cincinnati Milacron             $     4,594
                                            -------------
OIL & GAS (2.6%)
   200,000  Enserch Exploration                   1,800  (3)
   200,000  Seagull Energy                        4,887  (3)
                                            -------------
                                                  6,687
                                            -------------
OIL SERVICES (3.7%)
   100,000  Dresser Industries                    4,175
   100,000  Tidewater Inc.                        5,250
                                            -------------
                                                  9,425
                                            -------------
PAPER & FOREST PRODUCTS (2.7%)
    70,000  American Pad & Paper                  1,610  (3)
    75,000  Mead Corp.                            5,320
                                            -------------
                                                  6,930
                                            -------------
PUBLISHING & BROADCASTING (2.9%)
   120,700  CMP Media                             3,229  (3)
   140,000  Valassis Communications               4,252  (3)
                                            -------------
                                                  7,481
                                            -------------
RAILROADS (1.4%)
   104,600  Illinois Central                      3,511
                                            -------------
RECYCLING (1.1%)
   150,000  IMCO Recycling                        2,878
                                            -------------
RETAIL STORES (2.1%)
    90,000  Nordstrom, Inc.                       5,265
                                            -------------
RETAILING (4.1%)
   145,000  Costco Cos.                           5,229  (3)
   150,000  Wal-Mart Stores                       5,325
                                            -------------
                                                 10,554
                                            -------------
TECHNOLOGY (8.0%)
   100,000  AMP, Inc.                             5,000
   130,000  Cabletron Systems                     3,933  (3)
    76,000  Hewlett-Packard                       4,660
    76,000  Intel Corp.                           7,001
                                            -------------
                                                 20,594
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
TELECOMMUNICATIONS (5.8%)
   300,000  Metromedia International Group  $     3,563  (3)
   114,000  Southern New England
             Telecommunications                   4,360
    50,000  Telephone & Data Systems              1,975
   170,000  WorldCom Inc.                         5,089  (3)
                                            -------------
                                                 14,987
                                            -------------
UTILITIES (1.4%)
   115,000  Brooklyn Union Gas                    3,472
                                            -------------
            TOTAL COMMON STOCKS (COST
             $176,412)                          243,698
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (4.7%)
$12,097,000 U.S. Treasury Bills, 4.90% -
             5.34%, due 9/4/97 -
             10/16/97  (COST $12,052)            12,052(5)
                                            -------------
CERTIFICATES OF DEPOSIT (0.0%)
   100,000  Self Help Credit Union, 5.33%,
             due 11/25/97 (COST $100)               100  (5)
                                            -------------
            TOTAL INVESTMENTS (99.8%)
             (COST $188,564)                    255,850  (6)
            Cash, receivables and other
             assets, less liabilities
             (0.2%)                                 431
                                            -------------
            TOTAL NET ASSETS (100.0%)       $   256,281
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger&Berman International Portfolio, which are valued at the last available bid price. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust and Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated Issuer (see Note E of Notes to Financial Statements).
3) Non-income producing security.
4) The following securities were held in escrow at August 31, 1997 to cover outstanding call options written:

                                          SECURITIES AND      MARKET VALUE   PREMIUM ON    MARKET VALUE
NEUBERGER&BERMAN            SHARES           OPTIONS         OF SECURITIES     OPTIONS      OF OPTIONS
--------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO              162,500     Compaq Computer      $ 10,643,750    $1,208,511    $3,087,500
                                        October 1997 @ 48
                             150,000     Compaq Computer      $  9,825,000    $ 776,674     $2,193,750
                                        October 1997 @ 52
GUARDIAN PORTFOLIO           250,000     Compaq Computer      $ 16,375,000    $1,315,706    $3,656,250
                                        October 1997 @ 52
                             249,250     Compaq Computer      $ 16,325,875    $1,073,052    $3,364,875
                                        October 1997 @ 54
                             250,000     Compaq Computer      $ 16,375,000    $ 861,351     $2,843,750
                                        October 1997 @ 56
                             400,000     MGIC Investment      $ 20,125,000    $ 893,970     $2,225,000
                                       September 1997 @ 45
                             100,000    Texas Instruments     $ 11,362,500    $1,346,955    $  262,500
                                       September 1997 @ 120

5) At cost, which approximates market value.

6) At August 31, 1997, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS           GROSS
                                                       UNREALIZED      UNREALIZED    NET UNREALIZED
NEUBERGER&BERMAN                          COST        APPRECIATION    DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $1,003,330,000  $  591,929,000   $  6,483,000   $  585,446,000
GENESIS PORTFOLIO                       858,349,000     276,077,000      3,797,000      272,280,000
GUARDIAN PORTFOLIO                    6,199,356,000   2,675,595,000     73,633,000    2,601,962,000
MANHATTAN PORTFOLIO                     522,622,000     103,997,000     10,715,000       93,282,000
PARTNERS PORTFOLIO                    2,885,221,000     733,767,000     34,927,000      698,840,000
SOCIALLY RESPONSIVE PORTFOLIO           188,591,000      69,292,000      2,033,000       67,259,000

7) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 31, 1997, these securities amounted to $3,757,000 or .3% of net assets for Neuberger&Berman Genesis Portfolio, $15,075,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio, $2,244,000 or 1.9% of net assets for Neuberger&Berman International Portfolio, and $38,481,000 or 1.1% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------


                                                                 EQUITY MANAGERS TRUST
                                                    ------------------------------------------------
                                                        FOCUS           GENESIS          GUARDIAN
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,470,876    $   1,130,629    $   7,690,732
          Non-controlled affiliated issuers               117,900               --        1,110,586
                                                    ------------------------------------------------
                                                        1,588,776        1,130,629        8,801,318
      Cash                                                      8               26               13
      Deferred organization costs (Note A)                      8                2               23
      Dividends and interest receivable                       959              466            6,874
      Net receivable for forward currency exchange
        contracts (Note C)                                     --               --               --
      Prepaid expenses and other assets                        33               17              175
      Receivable for securities sold                       13,792               85           16,328
                                                    ------------------------------------------------
                                                        1,603,576        1,131,225        8,824,731
                                                    ------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                            5,281               --           12,352
      Payable for collateral on securities loaned
        (Note A)                                            3,431           15,251            1,566
      Payable for securities purchased                     20,629           31,635           49,050
      Payable for variation margin (Note A)                    --               --               --
      Payable to investment manager (Note B)                  660              581            3,281
      Accrued expenses                                        134              107              275
                                                    ------------------------------------------------
                                                           30,135           47,574           66,524
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,573,441    $   1,083,651    $   8,758,207
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     989,214    $     811,371    $   6,162,849
      Net unrealized appreciation in value of
        investment securities, option contracts
        written, financial futures contracts,
        translation of assets and liabilities in
        foreign currencies, and foreign currency
        contracts                                         584,227          272,280        2,595,358
                                                    ------------------------------------------------
NET ASSETS                                          $   1,573,441    $   1,083,651    $   8,758,207
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $     900,387    $     858,349    $   5,377,996
Non-controlled affiliated issuers                         100,866               --          821,103
                                                    ------------------------------------------------
      Total cost of investments                     $   1,001,253    $     858,349    $   6,199,099
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1997
----------------------------------------------------------------------

                                                        GLOBAL
                                                       MANAGERS                   EQUITY MANAGERS TRUST
                                                        TRUST        ------------------------------------------------
                                                    --------------                                        SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS        RESPONSIVE
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
        Unaffiliated issuers                        $     115,099    $     615,904    $   3,584,061    $     255,850
        Non-controlled affiliated issuers                      --               --               --               --
                                                    -----------------------------------------------------------------
                                                          115,099          615,904        3,584,061          255,850
    Cash                                                       28               12               19                1
    Deferred organization costs (Note A)                       21                9               16               10
    Dividends and interest receivable                         129              165            2,833              279
    Net receivable for forward currency exchange
      contracts (Note C)                                      143               --               --               --
    Prepaid expenses and other assets                           2               18               78                4
    Receivable for securities sold                             --           20,605           27,925            2,969
                                                    -----------------------------------------------------------------
                                                          115,422          636,713        3,614,932          259,113
                                                    -----------------------------------------------------------------
LIABILITIES
    Option contracts written, at market value
      (Note A)                                                 --               --               --               --
    Payable for collateral on securities loaned
      (Note A)                                                 --               --            5,761               --
    Payable for securities purchased                           --           14,593           32,033            2,668
    Payable for variation margin (Note A)                       6               --               --               --
    Payable to investment manager (Note B)                     87              282            1,377              122
    Accrued expenses                                           65               95              188               42
                                                    -----------------------------------------------------------------
                                                              158           14,970           39,359            2,832
                                                    -----------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     115,264    $     621,743    $   3,575,573    $     256,281
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
    Paid-in capital                                 $      92,406    $     528,461    $   2,874,020    $     188,995
    Net unrealized appreciation in value of
      investment securities, option contracts
      written, financial futures contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts                                            22,858           93,282          701,553           67,286
                                                    -----------------------------------------------------------------
NET ASSETS                                          $     115,264    $     621,743    $   3,575,573    $     256,281
                                                    -----------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $      91,445    $     522,622    $   2,882,508    $     188,564
Non-controlled affiliated issuers                              --               --               --               --
                                                    -----------------------------------------------------------------
      Total cost of investments                     $      91,445    $     522,622    $   2,882,508    $     188,564
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------


                                                              EQUITY MANAGERS TRUST
                                                    ------------------------------------------
                                                       FOCUS         GENESIS        GUARDIAN
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    12,565    $     4,129    $    78,254
      Dividend income -- non-controlled affiliated
        issuers                                             406             --          3,303
      Interest income                                     1,187          1,749         20,405
      Foreign taxes withheld (Note A)                       (28)            --           (798)
                                                    ------------------------------------------
        Total income                                     14,130          5,878        101,164
                                                    ------------------------------------------
    Expenses:
      Investment management fee (Note B)                  6,610          4,420         32,887
      Accounting fees                                        10             10             10
      Amortization of deferred organization and
        initial offering expenses (Note A)                    9              2             26
      Auditing fees                                          41             23             49
      Custodian fees (Note B)                               288            172          1,113
      Insurance expense                                      24              5            130
      Interest expense (Note D)                              --             --             --
      Legal fees                                             17             41             18
      Trustees' fees and expenses                            17             10             70
      Miscellaneous                                           1             11              6
                                                    ------------------------------------------
        Total expenses                                    7,017          4,694         34,309
      Fee waived by investment manager and/or
        expenses reduced by custodian fee
        arrangement (Note B)                                 (6)          (544)            (3)
                                                    ------------------------------------------
        Total net expenses                                7,011          4,150         34,306
                                                    ------------------------------------------
        Net investment income                             7,119          1,728         66,858
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      176,798         18,411        906,206
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --             --        (26,691)
    Net realized loss on option contracts written
      (Note A)                                             (327)            --         (8,365)
    Net realized gain on financial futures
      contracts (Note A)                                     --             --             --
    Net realized gain on foreign currency
      transactions (Note A)                                  --             --             --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                        298,137        211,059      1,570,338
    Change in net unrealized depreciation of
      financial futures contracts (Note A)                   --             --             --
                                                    ------------------------------------------
        Net gain on investments                         474,608        229,470      2,441,488
                                                    ------------------------------------------
        Net increase in net assets resulting from
          operations                                $   481,727    $   231,198    $ 2,508,346
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1997
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS                   EQUITY MANAGERS TRUST
                                                       TRUST       -------------------------------------------------
                                                    ------------                                         SOCIALLY
                                                    INTERNATIONAL      MANHATTAN         PARTNERS       RESPONSIVE
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                    ----------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $     1,304      $       3,701     $     35,204    $      2,887
      Dividend income -- non-controlled affiliated
        issuers                                              --                 --               --              --
      Interest income                                       382                934            6,410             612
      Foreign taxes withheld (Note A)                      (174)               (63)            (182)             (6)
                                                    ----------------------------------------------------------------
        Total income                                      1,512              4,572           41,432           3,493
                                                    ----------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                    764              3,093           12,498           1,123
      Accounting fees                                        10                 10               10              10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   11                 10               18               7
      Auditing fees                                          30                 37               43              20
      Custodian fees (Note B)                               204                205              457              91
      Insurance expense                                       1                 13               44               3
      Interest expense (Note D)                              --                  4               --              --
      Legal fees                                             52                 29               19              19
      Trustees' fees and expenses                            14                 10               28               7
      Miscellaneous                                           2                  8                2              --
                                                    ----------------------------------------------------------------
        Total expenses                                    1,088              3,419           13,119           1,280
      Fee waived by investment manager and/or
        expenses reduced by custodian fee
        arrangement (Note B)                                 (1)                (1)              (3)             (1)
                                                    ----------------------------------------------------------------
        Total net expenses                                1,087              3,418           13,116           1,279
                                                    ----------------------------------------------------------------
        Net investment income                               425              1,154           28,316           2,214
                                                    ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                        1,394            180,525          531,668          11,478
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --                 --               --              --
    Net realized loss on option contracts written
      (Note A)                                               --                 --               --              --
    Net realized gain on financial futures
      contracts (Note A)                                     51                 --               --              --
    Net realized gain on foreign currency
      transactions (Note A)                                 923                 --               --              --
    Change in net unrealized appreciation of
      investment securities, option contracts
      written, translation of assets and
      liabilities in foreign currencies, and
      foreign currency contracts                         17,007             10,646          473,597          44,043
    Change in net unrealized depreciation of
      financial futures contracts (Note A)                 (793)                --               --              --
                                                    ----------------------------------------------------------------
        Net gain on investments                          18,582            191,171        1,005,265          55,521
                                                    ----------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $    19,007      $     192,325     $  1,033,581    $     57,735
                                                    ----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1997            1996            1997            1996
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $       7,119   $      11,390   $       1,728   $         471
    Net realized gain on investments            176,471          51,701          18,411           5,660
    Change in net unrealized
      appreciation (depreciation) of
      investments                               298,137         (21,728)        211,059          27,635
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          481,727          41,363         231,198          33,766
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   156,839         231,514         609,195         110,968
    Reductions                                 (187,496)       (119,679)        (16,606)        (27,030)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        (30,657)        111,835         592,589          83,938
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           451,070         153,198         823,787         117,704
NET ASSETS:
    Beginning of year                         1,122,371         969,173         259,864         142,160
                                          -------------------------------------------------------------
    End of year                           $   1,573,441   $   1,122,371   $   1,083,651   $     259,864
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                               EQUITY MANAGERS           GLOBAL MANAGERS         EQUITY MANAGERS
                                                    TRUST                     TRUST                   TRUST

                                                  GUARDIAN                INTERNATIONAL             MANHATTAN
                                                  PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                                    Year                      Year                    Year
                                                    Ended                     Ended                   Ended
                                                 August 31,                August 31,              August 31,
                                             1997          1996         1997        1996        1997        1996
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $    66,858   $    97,934   $     425   $     233   $   1,154   $     829
    Net realized gain on investments          871,150       307,410       2,368         609     180,525      59,509
    Change in net unrealized
      appreciation (depreciation) of
      investments                           1,570,338      (111,192)     16,214       3,964      10,646     (74,167)
                                          -------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations      2,508,346       294,152      19,007       4,806     192,325     (13,829)
                                          -------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 592,646     1,540,028      61,548      30,618      41,417      70,833
    Reductions                               (575,327)     (214,834)    (22,274)     (4,847)   (179,425)   (134,984)
                                          -------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests       17,319     1,325,194      39,274      25,771    (138,008)    (64,151)
                                          -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       2,525,665     1,619,346      58,281      30,577      54,317     (77,980)
NET ASSETS:
    Beginning of year                       6,232,542     4,613,196      56,983      26,406     567,426     645,406
                                          -------------------------------------------------------------------------
    End of year                           $ 8,758,207   $ 6,232,542   $ 115,264   $  56,983   $ 621,743   $ 567,426
                                          -------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST
                                                                                    SOCIALLY
                                                    PARTNERS                       RESPONSIVE
                                                    PORTFOLIO                       PORTFOLIO
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1997            1996            1997            1996
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $      28,316   $      23,394   $       2,214   $       1,307
    Net realized gain on investments            531,668         240,765          11,478          11,385
    Change in net unrealized
      appreciation (depreciation) of
      investments                               473,597         (30,217)         44,043           9,035
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        1,033,581         233,942          57,735          21,727
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   715,909         309,196          57,455          45,974
    Reductions                                 (173,520)       (167,061)        (17,394)         (5,963)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        542,389         142,135          40,061          40,011
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         1,575,970         376,077          97,796          61,738
NET ASSETS:
    Beginning of year                         1,999,603       1,623,526         158,485          96,747
                                          -------------------------------------------------------------
    End of year                           $   3,575,573   $   1,999,603   $     256,281   $     158,485
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1997
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), Neuberger& Berman Partners Portfolio ("Partners"), and Neuberger&Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger&Berman International Portfolio ("International," formerly International Portfolio) is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These seven aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). The trustees of Global changed the name of International Portfolio to Neuberger&Berman International Portfolio, effective November 1, 1995. Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in Managers Trust. Global currently has only one Portfolio.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. The Portfolios, with the exception of International which has no specific limitation, have restrictions limiting the portion of their net assets which may be committed to these types of contracts to 5% of their net assets; these restrictions will be eliminated, effective December, 1997. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Portfolio is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Portfolio of Managers Trust and Global also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends, and capital gains derived by Global are not subject to taxes in that jurisdiction.
7) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At August 31, 1997, the unamortized balance of such expenses amounted to $7,998, $1,763, $23,447, $20,782, $8,926, $16,249,
   and $10,339, for Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive, respectively.
9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
10) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the year ended August 31, 1997:

                                                                 VALUE
                                                                  WHEN
FOCUS                                             NUMBER        WRITTEN
--------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96                          0      $          0
CONTRACTS WRITTEN                                 11,918         5,472,524
CONTRACTS EXPIRED                                   (600)         (125,696)
CONTRACTS EXERCISED                               (4,268)       (1,153,282)
CONTRACTS CLOSED                                  (5,800)       (2,208,361)
                                                 -------------------------
CONTRACTS OUTSTANDING 8/31/97                      1,250      $  1,985,185
                                                 -------------------------

                                                                  VALUE
                                                                  WHEN
GUARDIAN                                          NUMBER         WRITTEN
---------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/96                          0      $           0
CONTRACTS WRITTEN                                 42,060         20,271,636
CONTRACTS EXPIRED                                    (60)           (13,319)
CONTRACTS EXERCISED                              (13,004)        (4,664,985)
CONTRACTS CLOSED                                 (20,999)       (10,102,298)
                                                 --------------------------
CONTRACTS OUTSTANDING 8/31/97                      7,997      $   5,491,034
                                                 --------------------------

11) FINANCIAL FUTURES CONTRACTS: International and Socially Responsive may buy and sell financial futures contracts to hedge against a possible decline in the value of its portfolio securities. International may also buy and sell financial futures contracts for non-hedging purposes. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolio as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolio. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
       During the year ended August 31, 1997, Socially Responsive did not enter into any financial futures contracts.
       At August 31, 1997, open positions in financial futures contracts for International were as follows:

                                                                UNREALIZED
EXPIRATION               OPEN CONTRACTS         POSITION       DEPRECIATION
-----------------------------------------------------------------------------
   September 1997       90 Nikkei Futures         Long        $     936,000

      At August 31, 1997, International had deposited $590,000 U.S. Treasury Bills, 5.055%, due 9/18/97, in a segregated account to cover margin requirements on open financial futures contracts.
12) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger&Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended August 31, 1997, Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive lent securities to Neuberger. At August 31, 1997, the value of the securities loaned and the value of the collateral were as follows:

                                                   VALUE OF
                                                  SECURITIES        VALUE OF
                                                    LOANED         COLLATERAL
------------------------------------------------------------------------------
FOCUS                                            $  3,400,231     $  3,430,700
GENESIS                                            14,670,344       15,251,200
GUARDIAN                                            1,533,081        1,565,700
PARTNERS                                            5,298,063        5,761,000

13) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- ADMINISTRATION AND ADVISORY/MANAGEMENT FEES AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis and International) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Management has voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Fund to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis, effective May 1, 1995. International pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets,

0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   Prior to November 1, 1995, International had retained BNP-N&B Global Asset Management L.P. ("BNP-N&B Global"), a partnership jointly owned by Banque Nationale de Paris ("BNP") and Neuberger, as its investment adviser. For such investment advisory services, International paid BNP-N&B Global a fee at the annual rate of 0.50% of the first $250 million of that Portfolio's average daily net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, and 0.425% of average daily net assets in excess of $750 million. Additionally, under a separate Administration Agreement (the "Portfolio Administration Agreement"), which was in effect through October 31, 1995, International had retained Management to provide certain administrative services. Pursuant to the Portfolio Administration Agreement, International paid Management a fee at the annual rate of 0.10% of the first $250 million of that Portfolio's average daily net assets, 0.08% of the next $250 million, 0.06% of the next $250 million, and 0.04% of average daily net assets in excess of $750 million. The minimum administration fee was $100,000 per annum.
   Prior to November 1, 1995, BNP-N&B Global had voluntarily undertaken to reimburse International for its operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") that exceeded 0.70% per annum of that Portfolio's average daily net assets. Effective November 1, 1995, the above expense limitation was terminated.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees was a reduction of $5,870, $4,507, $3,355, $916, $839, $3,408, and $509, for Focus, Genesis, Guardian,
International, Manhattan, Partners, and Socially Responsive, respectively, which is less than .01% of each Portfolio's average daily net assets.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1997, there were purchase and sale transactions (excluding short-term securities, forward foreign currency contracts, financial futures contracts, and option contracts written) as follows:

                                                    PURCHASES             SALES
------------------------------------------------------------------------------------
FOCUS                                            $   824,820,266     $   831,328,130
GENESIS                                              633,503,648          94,550,616
GUARDIAN                                           3,570,949,280       3,874,878,295
INTERNATIONAL                                         66,032,688          30,321,431
MANHATTAN                                            508,485,851         692,207,887
PARTNERS                                           2,566,392,485       1,986,851,872
SOCIALLY RESPONSIVE                                  136,770,015          98,492,220

   At August 31, 1997, International had entered into various contracts to receive currencies at specific future dates. Open contracts were as follows:


                                                                                                    NET
                                                                                                 UNREALIZED
                              CONTRACTS TO       IN EXCHANGE     SETTLEMENT                     APPRECIATION
PURCHASES                        RECEIVE             FOR           DATE           VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Japanese Yen                     368,820,000     $3,000,000        9/8/97      $ 3,057,808          $ 57,808
Japanese Yen                     242,960,000      2,000,000       9/12/97        2,015,427            15,427
Japanese Yen                     118,070,000      1,000,000       9/16/97          979,961           (20,039)
Japanese Yen                     110,800,000      1,000,000       9/22/97          920,373           (79,627)
                                                 -----------                   -----------           -------
                                                 $7,000,000                    $ 6,973,569          $(26,431)
                                                 -----------                   -----------           -------

   At August 31, 1997, International had entered into various contracts to deliver currencies at specified future dates. Open contracts were as follows:


                                                                                                    NET
                                                                                                 UNREALIZED
                              CONTRACTS TO       IN EXCHANGE     SETTLEMENT                     APPRECIATION
SALES                            DELIVER             FOR           DATE           VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
French Franc                       5,754,000     $1,000,000       9/15/97      $   948,288          $ 51,712
German Mark                        1,692,700      1,000,000       9/15/97          938,880            61,120
Swiss Franc                        1,420,400      1,000,000       9/15/97          956,286            43,714
French Franc                       5,811,600      1,000,000      10/20/97          959,977            40,023
Italian Lira                   1,704,380,000      1,000,000      10/20/97          963,653            36,347
French Franc                       6,232,900      1,000,000       12/2/97        1,032,247           (32,247)
German Mark                        1,850,200      1,000,000       12/2/97        1,031,426           (31,426)
                                                 -----------                   -----------     --------------
                                                 $7,000,000                    $ 6,830,757          $169,243
                                                 -----------                   -----------     --------------

   During the year ended August 31, 1997, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                    OTHER
                                                  NEUBERGER        BROKERS          TOTAL
--------------------------------------------------------------------------------------------
FOCUS                                            $  920,202      $   905,291     $ 1,825,493
GENESIS                                             516,040          344,057         860,097
GUARDIAN                                          4,806,913        3,733,422       8,540,335
INTERNATIONAL                                         5,910          291,521         297,431
MANHATTAN                                           458,679          512,347         971,026
PARTNERS                                          3,508,790        1,904,663       5,413,453
SOCIALLY RESPONSIVE                                 232,238           73,402         305,640

   In addition, Neuberger's share of the total interest income earned for the year ended August 31, 1997, from the collateralization of securities loaned to or through Neuberger was $898,127, $69,948, $3,523,486, $326,403, $688,624, and
$51,639, for Focus, Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE D -- COMBINED LINE OF CREDIT:
   At August 31, 1997, Genesis and Manhattan were two of the holders of an unsecured $60,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus .75% per annum. A facility fee of .1% per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears, commencing June 30, 1997. No compensating balance is required. Another investment company managed by Management also participates in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $60,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at August 31, 1997, nor had Genesis utilized this line of credit at anytime prior to that date. The following information relates to short-term borrowings for the year ended August 31, 1997, for Manhattan. The average loan amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding) during the period was $4,550,758, the average interest rate was 6.13%, and the total interest expense on such borrowings was $3,875.
   At August 31, 1997, International was one of two holders of a $20,000,000 combined uncommitted, secured line of credit with State Street Bank & Trust Company to be used for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in the line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Portfolio will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 1997, nor had it utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                       BALANCE
                                       OF
                                       SHARES                         BALANCE OF
                                       HELD      GROSS        GROSS     SHARES
                                       AUGUST  PURCHASES      SALES      HELD           VALUE
               FOCUS                   31,        AND         AND     AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                        1996    ADDITIONS      REDUCTIONS    1997         1997
-------------------------------------------------------------------------------------------------
ADVANTA Corp. Class A                   0      1,691,500       0      1,691,500      $56,030,938
DT Industries                           0      1,045,000       0      1,045,000       31,088,750
Sierra Health Services                  0        934,500       0        934,500       30,780,094

                                       BALANCE OF                                   BALANCE OF
                                         SHARES         GROSS          GROSS          SHARES
                                          HELD        PURCHASES        SALES           HELD            VALUE
             GUARDIAN                  AUGUST 31,        AND            AND         AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                           1996        ADDITIONS      REDUCTIONS        1997            1997
----------------------------------------------------------------------------------------------------------------
AGCO Corp.                                     0      4,737,400              0      4,737,400      $ 153,965,500
Capital One Financial                  2,424,000      2,036,000         15,000      4,445,000        171,132,500
Coltec Industries                      4,778,900        115,000              0      4,893,900        109,501,013
Countrywide Credit Industries          4,800,000        645,000              0      5,445,000        183,428,438
Fingerhut Cos.**                       3,241,700              0      3,241,700              0                  0
Foundation Health Systems              3,020,000      6,045,800              0      9,065,800        288,405,763
Healthsource Inc.**                    4,190,000              0      4,190,000              0                  0
Hospitality Properties Trust**         1,442,600              0      1,442,600              0                  0
J & L Specialty Steel**                3,278,200         10,000      3,288,200              0                  0
UCAR International                             0      3,404,400              0      3,404,400        160,645,125
USFreightways Corp.**                  1,257,000              0      1,257,000              0                  0
Zeigler Coal Holding                   1,702,000              0              0      1,702,000         43,507,375

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 1997, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            EQUITY MANAGERS TRUST
                                       FOCUS                                               GENESIS
                                     PORTFOLIO                                            PORTFOLIO
                                                         Period                                                    Period
                                                          from                                                      from
                                                         August                                                    August
                                                           2,                                                        2,
                                                         1993(1)                                                   1993(1)
                                                           to                                                        to
                                                         August                                                    August
                           Year Ended August 31,          31,                 Year Ended August 31,                 31,
                       1997      1996     1995    1994    1993        1997        1996        1995       1994       1993
                     ----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
    Gross
     Expenses(2)          .53%      .54%     --      --     --           .77%        .85%        --         --        --
                     ----------------------------------------------------------------------------------------------------
    Net Expenses          .53%      .54%    .57%    .58%   .58%(3)       .77%(4)     .85%(4)    .94%(4)    .98%     1.07%(3)
                     ----------------------------------------------------------------------------------------------------
    Net Investment
     Income               .54%     1.04%   1.05%   1.16%  1.46%(3)       .32%(4)     .27%(4)    .25%(4)    .18%      .37%(3)
                     ----------------------------------------------------------------------------------------------------
Portfolio Turnover
 Rate                      63%       39%     36%     52%     4%           18%         21%        37%        63%        3%
                     ----------------------------------------------------------------------------------------------------
Average Commission
 Rate Paid            $0.0555   $0.0578      --      --     --       $0.0565     $0.0576         --         --        --
                     ----------------------------------------------------------------------------------------------------
Net Assets, End of
 Year (in millions)  $1,573.4  $1,122.4  $969.2  $645.0  $574.0     $1,083.7      $259.9     $142.2     $138.6     $118.6
                     ----------------------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without reductions related to expense offset arrangements. For Genesis, these ratios include the management fee waiver.

3) Annualized.

4) Had Management not waived a portion of the management fee, the annualized ratios to average daily net assets would have been:

                             Year Ended August 31,
GENESIS                   1997       1996       1995
-------------------------------------------------------
Net Expenses            .87%       .95%       .97%
Net Investment
Income                  .22%       .17%       .22%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                               EQUITY MANAGERS TRUST                          GLOBAL MANAGERS TRUST
                                      GUARDIAN                                    INTERNATIONAL
                                     PORTFOLIO                                      PORTFOLIO
                                                         Period                                         Period
                                                          from                                           from
                                                         August                                          June
                                                           2,                                            15,
                                                         1993(1)                                        1994(1)
                                                           to                                             to
                                                         August                                         August
                           Year Ended August 31,          31,            Year Ended August 31,           31,
                       1997      1996     1995    1994    1993        1997        1996        1995       1994
                     -----------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
    Gross
     Expenses(2)          .46%      .46%     --      --     --          1.21%       1.37%        --        --
                     -----------------------------------------------------------------------------------------
    Net Expenses          .46%      .46%    .48%    .50%   .51%(3)      1.21%       1.37%(4)    .70%(4)   .70%(3)(4)
                     -----------------------------------------------------------------------------------------
    Net Investment
     Income               .89%     1.72%   1.72%   1.66%  2.45%(3)       .47%        .58%(4)   1.74%(4)  1.63%(3)(4)
                     -----------------------------------------------------------------------------------------
Portfolio Turnover
 Rate                      50%       37%     26%     24%     3%           37%         45%        41%        5%
                     -----------------------------------------------------------------------------------------
Average Commission
 Rate Paid            $0.0538   $0.0580      --      --     --       $0.0161     $0.0150         --        --
                     -----------------------------------------------------------------------------------------
Net Assets, End of
 Year (in millions)  $8,758.2  $6,232.5  $4,613.2 $2,480.3 $1,777.6   $115.3       $57.0      $26.4      $6.1
                     -----------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without reductions related to expense offset arrangements.

3) Annualized.

4) After reimbursement of expenses by BNP-N&B Global as described in Note B of Notes to Financial Statements. Had BNP-N&B Global not undertaken such action, the annualized ratios to average daily net assets would have been:

                                                      Period from
                               Year Ended August     June 15, 1994
                                      31,            to August 31,
INTERNATIONAL                   1996       1995           1994
--------------------------------------------------------------------
Net Expenses                   1.49%      2.24%       2.50%
Net Investment Income
(Loss)                          .46%       .20%       (.17%)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           EQUITY MANAGERS TRUST
                                       MANHATTAN                                          PARTNERS
                                       PORTFOLIO                                          PORTFOLIO
                                                                                                                Period
                                                                                                                 from
                                                           Period                                               August
                                                            from                                                  2,
                                                          August 2,                                             1993(1)
                                                           1993(1)                                                to
                                                          to August                                             August
                           Year Ended August 31,             31,               Year Ended August 31,              31,
                      1997     1996     1995     1994       1993        1997       1996      1995      1994      1993
                     --------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
    Gross
     Expenses(2)         .59%     .58%      --       --         --         .48%       .51%       --        --       --
                     --------------------------------------------------------------------------------------------------
    Net Expenses         .59%     .58%     .59%     .59%       .59%(3)      .48%      .51%      .53%      .54%     .54%(3)
                     --------------------------------------------------------------------------------------------------
    Net Investment
     Income              .20%     .13%     .42%     .53%       .55%(3)     1.05%     1.26%     1.13%      .75%    1.19%(3)
                     --------------------------------------------------------------------------------------------------
Portfolio Turnover
 Rate                     89%      53%      44%      50%         3%         77%        96%       98%       75%       8%
                     --------------------------------------------------------------------------------------------------
Average Commission
 Rate Paid           $0.0573  $0.0373       --       --         --     $0.0522    $0.0494        --        --       --
                     --------------------------------------------------------------------------------------------------
Net Assets, End of
 Year (in millions)   $621.7   $567.4   $645.4   $521.7     $536.8    $3,575.6   $1,999.6   $1,623.5  $1,340.3  $1,182.1
                     --------------------------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 EQUITY MANAGERS TRUST
                                                  SOCIALLY RESPONSIVE
                                                       PORTFOLIO
                                                                          Period
                                                                           from
                                                                         March 14,
                                                                          1994(1)
                                                                         to August
                                           Year Ended August 31,            31,
                                       1997        1996        1995        1994
                                     ---------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                      .63%        .65%         --         --
                                     ---------------------------------------------
    Net Expenses                           .63%        .65%        .68%       .69%(3)
                                     ---------------------------------------------
    Net Investment Income                 1.08%       1.02%       1.18%      1.33%(3)
                                     ---------------------------------------------
Portfolio Turnover Rate                     51%         53%         58%        14%
                                     ---------------------------------------------
Average Commission Rate Paid           $0.0568     $0.0587          --         --
                                     ---------------------------------------------
Net Assets, End of Year (in
 millions)                              $256.3      $158.5       $96.7      $70.7
                                     ---------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without reductions related to expense offset arrangements.

3) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Manhattan Portfolio and
Neuberger&Berman Socially Responsive Portfolio

   We have audited the accompanying statements of assets and liabilities of Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Socially Responsive Portfolio (collectively the "Portfolios"), including the schedules of investments, as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Socially Responsive Portfolio as of August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 3, 1997

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Focus Portfolio
Neuberger&Berman Genesis Portfolio
Neuberger&Berman Guardian Portfolio and
Neuberger&Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger&Berman Focus Portfolio, Neuberger&Berman Genesis Portfolio, Neuberger&Berman Guardian Portfolio, and Neuberger&Berman Partners Portfolio, four of the series comprising Equity Managers Trust (the "Trust"), as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 3, 1997

REPORT OF ERNST & YOUNG,
INDEPENDENT AUDITORS

To the Board of Trustees
Global Managers Trust and Owners of Beneficial Interest of
Neuberger&Berman International Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger&Berman International Portfolio, a series of Global Managers Trust (the "Trust"), as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger&Berman International Portfolio at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

                                                                  [SIGNATURE]
                                                               /s/ ERNST & YOUNG

Grand Cayman,
Cayman Islands
October 3, 1997

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS/AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Ernst & Young
One Capital Place
Shedden Road
George Town
Grand Cayman, Cayman Islands

Neuberger&Berman Management Inc., Neuberger&Berman Focus Fund, Neuberger&Berman Genesis Fund, Neuberger&Berman Guardian Fund, Neuberger&Berman International Fund, Neuberger&Berman Manhattan Fund, Neuberger&Berman Partners Fund, and Neuberger&Berman Socially Responsive Fund are registered service marks of Neuberger&Berman Management Inc.
-C- 1997 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/                  GLOBAL MANAGERS TRUST
NEUBERGER&BERMAN EQUITY FUNDS           Stanley Egener
Stanley Egener                          CHAIRMAN OF THE BOARD AND TRUSTEE
 CHAIRMAN OF THE BOARD AND TRUSTEE      Lawrence Zicklin
Lawrence Zicklin                        PRESIDENT
 PRESIDENT AND TRUSTEE                  Howard A. Mileaf
Faith Colish                            TRUSTEE
 TRUSTEE                                John T. Patterson, Jr.
Donald M. Cox                           TRUSTEE
 TRUSTEE                                John P. Rosenthal
Howard A. Mileaf                        TRUSTEE
 TRUSTEE                                Daniel J. Sullivan
Edward I. O'Brien                       VICE PRESIDENT
 TRUSTEE                                Michael J. Weiner
John T. Patterson, Jr.                  VICE PRESIDENT
 TRUSTEE                                Richard Russell
John P. Rosenthal                       TREASURER
 TRUSTEE                                Claudia A. Brandon
Cornelius T. Ryan                       SECRETARY
 TRUSTEE                                Barbara DiGiorgio
Gustave H. Shubert                      ASSISTANT TREASURER
 TRUSTEE                                Jacqueline Henning
Daniel J. Sullivan                      ASSISTANT TREASURER
 VICE PRESIDENT                         Celeste Wischerth
Michael J. Weiner                       ASSISTANT TREASURER
 VICE PRESIDENT                         Stacy Cooper-Shugrue
Richard Russell                         ASSISTANT SECRETARY
 TREASURER                              Lenore Joan McCabe
Claudia A. Brandon                      ASSISTANT SECRETARY
 SECRETARY                              C. Carl Randolph
Barbara DiGiorgio                       ASSISTANT SECRETARY
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)

   For Neuberger&Berman Guardian Fund 76% of the dividends distributed during the fiscal year ended August 31, 1997 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 1998 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 1997 income tax returns.
   Neuberger&Berman International Fund has elected to pass through to its shareholders the credit for taxes paid to foreign countries. For the fiscal year ended August 31, 1997 the Fund had $173,873 of such credits. The Fund hereby designates $66,284 as a capital gain distribution. In January 1998, each shareholder will receive a 1997 Form 1099 which will provide specific information for preparing tax returns.

NEUBERGER&BERMAN MANAGEMENT INC.-Registered Trademark-

          605 THIRD AVENUE 2ND FLOOR
          NEW YORK, NY 10158-0180
          SHAREHOLDER SERVICES
          800-877-9700
          INSTITUTIONAL SERVICES
          800-366-6264





Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general infor-mation of shareholders and is not an offer of shares of the Funds.
Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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                                                                 NBEFAR010897